                                                                EXHIBIT 10.06


                                LEASE AGREEMENT



                                 BY AND BETWEEN



                                COLEMAN PARTNERS
                                    (LESSOR)


                                      AND



                              THE BANK OF NASHVILLE
                                    (LESSEE)

                          THE GLENDALE SHOPPING CENTER
                              3770 HILLSBORO ROAD
                           NASHVILLE, TENNESSEE 37215



                                 AUGUST 1, 1996

                                TABLE OF CONTENTS

Article 1.  Demised Premises, Etc..............................................1
Article 2.  Base Rent and Common Area Charge...................................1
Article 3.  Use and Occupancy..................................................2
Article 4.  Signs..............................................................3
Article 5.  Sales Tax on Rents.................................................3
Article 6.  Utilities..........................................................3
Article 7.  Repairs by Lessor..................................................3
Article 8.  Repairs by Lessee..................................................4
Article 9.  Lessee Improvements, Advertising, Decor and Signs..................4
Article 10. Compliance with Laws and Regulations.............................. 4
Article 11. Taxes..............................................................4
Article 12. Insurance..........................................................4
Article 13. Description of Lessee's Public Liability Insurance.................5
Article 14. Waiver of Subrogation..............................................5
Article 15. Damage or Destruction to the Premises..............................5
Article 16. Assignment and Subletting..........................................5
Article 17. Eminent Domain.....................................................6
Article 18. Lessor Services....................................................6
Article 19. Sidewalks, Parking Area and Common Areas...........................6
Article 20. Estoppel Certificate...............................................7
Article 21. Default. ..........................................................7
Article 22. Further Rights of Lessor Upon Default. ............................8
Article 23. Exculpation of Lessor from Personal Liability
                        Under Lease ...........................................8
Article 24. Surrender of Possession............................................9
Article 25. Covenant of Peaceful Possession................................... 9
Article 26. No Liens...........................................................9
Article 27. Notices. ..........................................................9
Article 28. Subordination and Attornment. .....................................9
Article 29. Memorandum of Lease. .............................................10
Article 30. Applicable Law....................................................10
Article 31. Captions..........................................................10
Article 32. Construction of Terms.............................................10
Article 33. Cross Easement....................................................10
Article 34. Miscellaneous.....................................................10
Article 35. Force Majeure.....................................................12
Article 36. Options to Renew..................................................13

SIGNATURES ...................................................................13

                                LEASE AGREEMENT

     THIS LEASE AGREEMENT, made and entered into this 1st day of August, 1996, by and between Coleman Partners, a Tennessee Partnership (herein called "Lessor"), and The Bank of Nashville, a Tennessee banking corporation (herein called "Lessee").

                                  WITNESSETH:

     Article 1. Demised Premises, Etc.

     Article 1.1 Demised Premises. In consideration of the Premises and the mutual covenants, conditions and agreements herein contained and the rent hereinafter agreed to be paid, Lessor does hereby lease to Lessee, and Lessee does hereby accept from Lessor, certain Premises in Nashville, Davidson County, Tennessee, consisting of approximately 41,600 gross square feet (computed from measurements to the exterior of outside walls of the building and to the center of demising walls), which space is outlined in red on Exhibit "C" (said space herein called the "Premises"), and located in the Shopping Center more particularly described on Exhibit "A ". For purposes of calculating percentages as hereinafter provided, the portion of the Shopping Center which is the subject of this Lease shall consist of 4,670 square feet. Lessor owns the Shopping Center and/or otherwise has good right to lease the same and to bind the owner(s) thereof. To the best of the Lessor's knowledge, and based solely on letters and agreements with architects, engineers, and the attached letters from the Metropolitan Government of Nashville, Davidson County, Tennessee, dated October 28, 1994 and January 30, 1991, (A) the Shopping Center and the Premises are in material compliance with all local, state, and federal requirements, including the Americans With Disabilities Act, etc., (B)(1) the Premises have been constructed, in all material respects, in accordance with applicable codes, laws, rules, and regulations, and (2) the Premises are zoned to permit the conduct of the permitted uses herein specified.

     The following Exhibits are attached hereto and incorporated into this Lease by reference as if fully copied herein:

Exhibit A: Legal Description of the Shopping Center (2.322 acres+) Exhibit B: Site or Plot Plan of the Shopping Center
Exhibit C:  Lessee Space Exhibit
Exhibit D.  Locations of Signs and ATMs
Exhibit E:  Signage Criteria Exhibit
Exhibit F:  Rules and Regulations


     Article 1.2 Construction of Premises.

     Article 1.2.1. Lessor has erected on the Shopping Center a building suitable for multi-lessee use.

     TO HAVE AND TO HOLD the said Premises with all the rights and privileges thereto appertaining unto the Lessee for the term hereof (subject, as herein provided, to all existing or future mortgages, deeds of trust, ground leases, parking agreements, utility and other rights and privileges previously granted and/or which may be now or in the future recorded in the Register's Office for Davidson County, Tennessee), upon the following covenants, conditions and agreements:

     Article 1.3 Initial Term. The initial term of this Lease shall be for 60 calendar months commencing August 1, 1996 and ending August 1, 2001.

     Article 2. Base Rent and Common Area Charge. Lessee agrees to pay as base rent (herein "Base Rent") and common area charge (herein "Common Area Charge") for the Premises the following sum, due and payable in advance on the first day of each and every month:

First sixty months Base Rent Per Month:            $ 9,845.91
Estimated Common Area
        Charge Per Month:                          $ 1,342.40
Total Per Month:                                   $11,188.32

     Said Common Area Charge represents an estimate of Lessee's proportionate share of the real property taxes, liability and hazard insurance premiums, a market rate management fee to Lessor, landscaping maintenance, parking lot and sidewalk maintenance and cleaning, signage, lighting, electricity, maintenance fees and utility services. Therefore, said Common Area Charge ("C.A.M.") is subject to adjustment at the end of each calendar year when the actual cost of the above-referenced items is known. As additional minimal guaranteed rental due hereunder, Lessee shall pay to the Lessor Lessee's pro rata share (as defined in the later paragraphs dealing with taxes and insurance) of any of Lessor's hazard, casualty or liability insurance premiums which fall due after the earlier of:
Lessee's occupancy or the completion of the improvements to be constructed upon the Premises by Lessor for Lessee's occupancy. This shall be payable to Lessor within thirty (30) days after Lessor sends Lessee a statement for such pro rata share. Lessor agrees to provide reasonable documentation establishing the amount of C.A.M. charges.

     Lessor advises Lessee that Lessee's proportionate share of the Shopping Center based on the above-stated square footage is Eleven and 41/100s percent (11.41%).

     In addition, Lessee agrees to pay the other amounts required to discharge its obligations under the succeeding conditions and provisions of this Lease.

     Automated Teller Machines ("ATMs"). The Lessor consents to the placement of an ATM at the sites indicated on Exhibit "D" at Lessee's cost. However, the Lessee acknowledges that such consent is specifically limited by the rights of the existing tenant known as Pier One to restrict the placement of ATMs in the main (upper level) parking area of the Shopping Center. The Lessor agrees to cooperate and support the Lessee's efforts to obtain the consent of Pier One and the Metropolitan Government of Nashville Davidson County, Tennessee for such the establishment of the said ATMs as indicated on said Exhibit "D". The dimensions of the ATMs acceptable to the Lessor are indicated on said Exhibit "D".

     Free-Standing or Other Drive-Through Teller Windows. The Lessor will support the Lessee's efforts to locate a free-standing or other drive-through teller position(s) in the Shopping Center at Lessee's cost. However, the Lessee acknowledges that such consent is specifically limited by the rights of the existing tenant known as Pier One to restrict the placement of such drive-throughs in the main (upper level) parking area of the Shopping Center. The Lessor agrees to cooperate and support the Lessee's efforts to obtain the consent of Pier One and the Metropolitan Government of Nashville Davidson County, Tennessee for such the establishment of the said position(s) as reasonably requested from time to time. Any such construction or positions shall be subject to Lessor's prior approval as to location, size, design, and so forth, all of which shall be reasonable and consistent with the general design and appearance of the Shopping Center. Such drive-through space shall be the basis for additional rent at a market rate and other charges (consistent with this Agreement).

     Alarms, Etc. The Lessee is hereby granted permission to install such alarm systems as are typical in the banking industry and/or as are required by law, rule or regulation.

     Vaults, Etc. The Lessee is hereby granted permission to install such vaults as are typical for this type of branch in the banking industry and/or as are required by law, rule or regulation. Lessor has received a copy of the specifications of the vaults to be used by the Lessee. Lessee is to determine that the same may safely be used in the space.

     Wiring, Etc. The Lessee is hereby granted permission to install such wiring and plumbing as may be required to prepare and maintain the space for the permitted uses.

     Article 3. Use and Occupancy. Lessee will maintain regular business hours, as follows: No set hours. It is a condition hereto that the Lessee be granted a use and occupancy (and any comparable) permit without undue expense.

     Lessee will use the Premises for the sole purpose of: Banking and financial services and for no other purpose unless written consent of Lessor is first obtained. Lessor may withhold such consent in its reasonable discretion. Further, Lessee shall not conduct within the Premises any fire, auction or bankruptcy sales or operate within the Premises a "wholesale" or "factory outlet" store, a cooperative store, a "second hand" store, a "surplus" store, or a store commonly referred to as a "discount house." Lessee shall not permit any objectionable or unpleasant odors to emanate from the Premises, nor place or permit any signage, radio, television, loud-speaker or amplifier on the roof or outside the Premises or where the same can be seen or heard from outside the building or in the Common Area, nor place an antenna, awning or other projection on the exterior of the Premises (except a small satellite dish placed on the roof of the Shopping Center so that it is unobtrusive); nor solicit business or distribute leaflets or other advertising material in the Common Area; nor take any other action which in the exclusive judgment of Lessor would constitute a nuisance or would disturb or endanger other tenants of the Shopping Center or unreasonably interfere with their use of their respective Premises, in or do anything whicl1 would tend to injure the reputation of the Shopping Center. Lessee at all times shall keep said Premises in a neat and orderly condition and keep the entry ways and sidewalks and delivery areas adjoining the demised Premises clean and free from rubbish and dirt. (The Lessor shall take reasonable steps to remove snow and ice). Lessee shall take reasonable steps to keep the Premises clean and free of rodents, bugs and vermin and at the request of Lessor participate and cooperate in carrying out any reasonable program of extermination that Lessor may direct, and Lessee shall bear the cost thereof. Lessee shall not use or permit the use of any portion of said Premises as sleeping or living quarters or as lodging rooms or keep or harbor therein any live animals, fish, or birds, or use the same for any illegal purpose. Lessee shall not permit, allow or cause the sinks, toilets, or urinals in the Premises to be used for any purpose except that for which they were designed and installed. The expense of repairing any breakage, or damage or removal of any stoppage thereof, as a result of improper use shall be paid for by Lessee. Lessee agrees to permit no waste of the property but on the contrary take good care of same.

     Article 4. Signs. Lessee shall have the right to have signage over Lessee's storefront at locations, sizes and designs that are reasonably approved in writing by Lessor. Lessee shall pay for such signage. (See Exhibit "E" "Signage Criteria"). Periodic promotionals that include sidewalk and parking lot displays and obstructions shall require written approval in its reasonable discretion. Lessee agrees at all times thereafter during the term hereof, to promptly repair and at all times maintain in good condition such signs as are approved in writing by lessor. The Lessor consents to signs on all locations (three sides of the building and the "tombstone" sign at the entrance) designated on the attached Exhibit "D" as well as reasonable window and door signs hung inside the Premises. The Lessee's exterior signs shall be consistent with the current appearance of the existing "Cook's Nook" signs and no larger than such existing signs. In addition, it shall be the Lessee's obligation to obtain appropriate municipal approval of the signs. The Lessor will provide reasonable assistance and support in obtaining such approvals so long as the Lessee bears all expense therefor.

     Article 5. Sales Tax on Rents. In the event any sales, use or other nonincome tax be levied upon the Base Rent paid by Lessee reserved in this Lease by the State of Tennessee, the City of Nashville or Davidson County, or any other governmental entity having jurisdiction, all such taxes attributable thereto shall be paid by Lessee in addition to its obligations hereunder.

     Article 6. Utilities. Lessee shall pay for utilities rendered or furnished to the Premises during the term of this Lease, including gas, electricity, telephone service and water and sewer services. All utilities, except water and sewer services, shall be separately metered. In the case of water and sewer services, Lessee shall pay his pro rata share of water and sewer services as a part of C.A.M. charges in accordance with Article 2 herein. Lessor shall not be liable for any interruption whatsoever in utility services not furnished by Lessor, nor for interruptions in utility services furnished by Lessor which are due to fire, accident, strike, acts of God, or other causes beyond the control of Lessor or in order to make alterations, repairs or improvements unless such interruption is due to the negligence or willful misconduct of Lessor, its employees, agents or contractors. In the event that a tenant other than the Lessee uses substantially more water on a consistent basis than the Lessee, the charges to the Lessee shall be reasonably adjusted downward in the reasonable discretion of the Lessor.

     Article 7. Repairs by Lessor. Lessor agrees to maintain in good condition the roof, exterior walls, gutters, sprinkler system (if any), parking areas and hallways and sidewalks which make up the "common areas" outlined in blue in Exhibit "B". The term "exterior walls" shall not include glass windows, entrance doors, service doors or other glass inserts or panels (or window and door frames, openers and closers). In the event said glass windows, entrance doors, service doors or other glass inserts or panels (or window and door frames, openers and closers) are broken, destroyed or must be replaced for any reason except for the negligence or the willful misconduct of the Lessor, its employees, agents or contractors in which case the expense shall be borne by Lessor. The same shall be done at Lessee's expense and in like kind (or as nearly like kind as can reasonably be obtained by either Lessor or Lessee) as existed before. Lessor gives to Lessee exclusive control of the Premises and shall be under no obligation to inspect the Premises. Lessee shall at once report in writing to Lessor any defective condition actually known to Lessee which Lessor is required to repair, and failure to so report such defect shall make Lessee responsible to Lessor for any liability incurred by Lessor by reason of such defect to the extent that Lessee's delay caused such liability. Lessee agrees to give Lessor immediate written notice if known to Lessee of any fire or other casualty in the Premises, or the building of part. Notwithstanding the foregoing, Lessor shall not be liable for any damage caused by the sprinkler system or any water leakage, including, but not limited to, damage to Lessee's merchandise, unless due to the negligence or willful misconduct of Lessee, its employees, agents or contractors or if such damage occurs after written notice to Lessor raising specific concerns about such sprinkler(s), water pipe(s), and/or any other such matters. Any funds spent by Lessor on maintenance will be charged back on a pro rata basis to Lessee on its common area maintenance. Lessor shall not be liable for any latent defect in the demised Premises or in the building of which they form a part except for a period of one (1) year from the date Lessee takes possession of the demised Premises. All property of Lessee kept or stored on the demised Premises shall be so kept or stored at the risk of Lessee only and Lessee shall hold Lessor harmless from any and all claims arising out of damage to same, including subrogation claims by Lessee's insurance carriers unless due to the negligence or willful misconduct of Lessee, its employees, agents, or contractors.

     Article 8. Repairs bY Lessee. Lessee shall make all repairs and carry out all maintenance, other than that set forth in Article 7 above, upon the Premises during the term of this Lease, at Lessee's expense, but subject only to Lessor's prior written approval. This obligation shall include maintenance, repair and/or replacement of all glass windows, entrance doors, service doors and other glass paneling or inserts in the walls of said building; maintenance, which approval shall not be unreasonably withheld. Lessee is responsible for repair and replacement of heating and cooling systems, plumbing, wiring and their components. Lessor agrees to transfer to Lessee on the date of the commencement of this Lease any manufacturer's warranties which Lessor may have relating to Premises.

     Article 9. Lessee Improvements, Advertising, Decor and Signs. Lessee may make such alterations and improvements to the interior of the Premises, as may be proper and necessary for the conduct of Lessee's business and for the full beneficial use of the Premises; provided, however, Lessee shall obtain Lessor's prior written consent and approval, and provided Lessee shall pay all costs and expenses thereof and make such alterations, changes and Improvements in a good and workmanlike manner. Without limiting the foregoing, Lessor's right of approval shall specifically include the right to approve Lessee's decor, window dressing(s) and signs, either permanent or temporary, for which Lessee hereby completely and fully indemnifies Lessor against any mechanic's lien or other lien or claims in connection with the making of any alterations, changes and improvements. Lessor does not consent to any such lien.

     Lessee shall indemnify and hold Lessor harmless for all loss or damages growing out, or as a result, of any Lessee improvements, including installation of fixtures and the vault.

     Except as otherwise provided, all signs, furnishings, trade fixtures and other removable equipment installed in the Premises by Lessee and paid for by Lessee, shall remain the property of Lessee and shall be removed by Lessee upon termination of this Lease, provided that (a) any of such as are affixed to the Premises and require severance may be removed only if Lessee shall repair any damage caused by such removal, and (b) Lessee shall have fully performed all of the covenants and agreements required to be performed by Lessee under the provisions of this Lease in all material respects. Lessor's cost of removal, and/or storage plus 10 percent, shall be immediately payable by Lessee.

     Article 1O. Compliance with Laws and Regulations. Lessee shall comply with all existing and future laws and regulations affecting the Lessee's use of the Premises which have been or which may be adopted, passed or issued by any government or governmental authority, such compliance to be at Lessee's expense. However, Lessee shall have the right, at its expense to contest the validity or applicability of any such order or regulation. Lessee shall provide Lessor with a cash or other bond reasonably satisfactory to Lessor during the period of such contest, and for a reasonable period thereafter. Further, if such changed or new laws, rules and regulations materially impair the ability of the Lessee to use the space without, in Lessee's good faith judgment, undue expense or cost, then the Lessee may terminate this Lease on six months' prior written notice and upon the payment of rent, C.A.M. and other applicable charges for six months accompanied by the prompt evacuation of the space by Lessee.

     Article 11. Taxes. Lessee shall pay any taxes or charges assessed against the Leased Premises and its contents and/or Lessee's proportionate share ("Lessee's Share") of all taxes, assessments or levies of every kind or character, general or special, whicl1 may be assessed or imposed upon the Shopping Center by any taxing authority or governmental authority with power to tax. Lessee's share shall be the percentage created by the leased square footage of the Premises as shown on page one hereof to the total leasable square footage of the Shopping Center. Said amount is included in the Common Area Charge and is payable in accordance with the provisions of, and subject to adjustment as provided in, Article 2 hereof. All income taxes payable primarily by Lessor, direct and indirect, are excluded from this provision and shall be the sole obligation of the Lessor or other responsible taxpayer.

     Article 12. Insurance. Lessor shall keep the replacement cost of buildings and other improvements located upon Lessor's portion of the Shopping Center insured against loss or damage by fire and extended coverage. Lessee shall pay Lessee's share of any and all premiums or other charges made for such insurance. Lessee's share shall be the percentage created by the leased square footage of the Premises as shown on page one hereof to the total leasable square footage of the Shopping Center. Said amount is included in the Common Area Charge and is payable in accordance with the provisions of, and subject to adjustment as provided in, Article 2 hereof. Lessee shall not keep anything within the Premises for any purpose which increases the insurance premium cost or invalidates any insuring Center or the Premises. Lessee shall pay, in addition to its other obligations hereunder, upon demand of Lessor, any such increased premium cost due to Lessee's use or occupation of the Premises. Lessor agrees that

Lessee's stated use of the Premises as set forth on page 1 hereof will not, in and of itself, be the basis for any such increased premium costs. Lessee agrees to maintain insurance upon all of Lessee's improvements including fixtures and furnishings as well as Lessee's inventory and merchandise in an amount to be determined by Lessee.

     Article 13. Description of Lessee's Public LiabilitY Insurance. Lessee shall indemnify Lessor and save it harmless from and against any and all claims, actions, damages, liability and expense (including court cost and attorneys fees) in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence inside the demised Premises, or the occupancy or use by Lessee of the demised or any part thereof, or occasioned wholly or in part by any act or omission of Lessee, its agents, contractors, employees, servants, Lessees or concessionaires. In the case Lessor shall be made a party to any litigation commenced by or against Lessee, then Lessee shall protect and hold Lessor harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by Lessor in connection with such litigation. Lessee shall also pay all costs, expenses and reasonable attorneys' fees that may be incurred or paid by Lessor in enforcing the covenants and agreements in this Lease against Lessee if Lessor is the party in any such action. For these purposes, Lessee shall, at its expense, procure liability insurance issued by a company or companies reasonably acceptable to Lessor, giving comprehensive coverage of the Premises for all hazards as are normally insurable for which the Lessor might be held liable, such insurance to have a limit of ONE MILLION ($1,000,000.00) DOLLARS for each occurrence for public liability and at least TWENTY-FIVE THOUSAND ($25,000.00) DOLLARS for property damage for each occurrence. The policy or policies shall be written so as to indemnify and protect both the Lessor and the Lessee, as their respective interests may appear, and shall provide that they may not be canceled except upon not less than ten (10) days' prior written notice to Lessor and Lessee. Lessee will furnish Lessor, at all times, with an exact copy of all policies purchased in compliance with this Article. The amounts of insurance specified herein shall be adjusted upward, if required at the date hereof by the terms of the existing deed of trust in favor of the existing mortgagee of record in the Register's Office of Davidson County, Tennessee ("RODC"), at Book 9990, page 29 (the "Deed of Trust").

     Article 14. Waiver of Subrogation. Lessor and Lessee agree, provided such agreement does not invalidate or prejudice any policy of insurance, or materially increase the cost thereof, that, in the event the Premises or the fixtures or merchandise therein are damaged or destroyed by fire or other casualty that is covered by insurance of Lessor or Lessee, the rights, if any, of any party against the other, or against the employees, agents or licensees of any party, with respect to any loss resulting therefrom, including public liability and property liability damage and/or the interruption of the business of any of the parties, are hereby waived of the extent of the coverage of such insurance. Lessor and Lessee agree, further, that all policies of fire, extended coverage, business interruption and other insurance covering the Premises or the contents, fixtures and improvements therein, shall, if obtainable, contain a clause or endorsement providing in substance that the insurance shall not be prejudiced if the assureds have waived right of recovery from any person or persons prior to the date and time of loss or damage, if any.


     Article 15. Damage or Destruction to the Premises. In the event that the Premises are totally destroyed or so damaged by fire or other casualty that the same cannot be repaired or restored, in the opinion of Lessor, within three (3) months from the date of such occurrence, this Lease shall absolutely cease and terminate, and all rent and other charges shall abate as of the date of such damage or destruction for the balance of the term.

     If the damage caused as above be only partial and/or such that the Premises can be restored, in Lessor's opinion, to its then condition within three (3) months, then the Lessor shall restore the Premises with reasonable promptness, having the right to enter upon the premises for that purpose whenever necessary, even though the effect of such entry may be to render the Premises untenantable. During the period after any destruction or damage, rent shall be apportioned, if Lessee, in its option is able to operate its business, or suspended during the time which Lessee in its option is unable to operate its business at all at this Premises. Notwithstanding anything contained in this Article, Lessor shall not be required to restore the Premises if the cost of such restoration exceeds the extent of insurance proceeds available, and in this event, Lessor may at its option, terminate this Lease, upon thirty (30) days' notice to Lessee. Pursuant to this Article, Lessor shall have (30) days after any destruction or damage in which to notify Lessee of its intent.

     Article 16. Assignment and Subletting. Lessee shall have no right to assign this Lease nor to sublet the Premises, without the prior consent in writing of Lessor, nor shall this Lease nor the Leasehold interest described herein ever be assignable or transferable by operation of any applicable state or federal law, or by reason of assignment or subletting of all or part of the Leased Premises shall automatically result in a termination of the Lessee's interest in this Lease as of the day immediately preceding such assignment or subletting, at the option of Lessor. However, the Lessee is hereby authorized to sublet or license space to a "Bean Central" or "Joe's Coffee" venture led by Joe Dougherty and to one or more financial services providers such as securities brokers and others deemed closely related to banking by banking regulators. A corporate merger or reorganization shall not constitute an assignment or subletting.

     In the event of the transfer and assignment by Lessor of its interest in this Lease and in the building containing the Premises to a person expressly assuming Lessor's obligations under this Lease, and provided that such a conveyance does not operate as a fraudulent conveyance as to the Lessee (and Lessee being granted standing to contest the same as a fraudulent conveyance in accordance with law), Lessor shall thereby be released from any further obligations hereunder, and Lessee agrees to look solely to such successor in interest of the Lessor for performance of such obligations.

     Article 17. Eminent Domain. In the event of the taking of at least twenty (20%) percent of the total land area of the Shopping Center or any portion of the Premises by eminent domain or as the result of any law, order, regulation or ordinance or any government or governmental agency, neither party shall be liable to the other in any respect on account thereof, and such taking shall not constitute an eviction. In the event of any such taking, with rent abatement as of this date of such taking, Lessor may terminate this Lease, at its option, by notice in writing duly given within thirty (30) days following the effective date of the taking. If Lessor elects to so terminate this Lease, Lessor shall be entitled to receive and retain the entire proceeds paid in the taking, including any amounts paid for the land and Premises taken, as well as any amounts paid on account of the diminution in value of the leasehold estate. Lessee shall be entitled to receive and retain only such amounts as may be paid on account of its moving expenses of its movable fixtures to a location within fifteen (15) miles of the Shopping Center. If, on the other hand, Lessor does not elect to terminate this Lease on account of such taking, then Lessor shall apply so much of the condemnation award as may be necessary in order to restore the Shopping Center to a condition comparable to its condition immediately prior to taking and the Premises to a condition as originally delivered to Lessee. Further, in the event Lessor does not elect to terminate this Lease, the rent and all other charges shall be reduced in proportion to the reduction in the square footage of the Premises and all common areas. If by reason of any taking, Lessee in its opinion is unable to reasonably conduct its business, this Lease shall terminate.

     Article 18. Lessor Services. Lessor agrees to provide, as Lessor deems necessary, (a) reasonable sweeping and janitor service for the common areas, (b) trash and garbage service (c) proper lighting for the parking and mall area of the Shopping Center, (d) maintenance of the landscaping, and (e) the keeping of sidewalks and parking area reasonably clear of ice and snow. All charges for the foregoing services (including a reasonable supervisory and/or management fee to Lessor or to a management company) will be prorated between the various tenants, including Lessee, of the Shopping Center and paid in accordance with and subject to adjustment as provided in Article 2 hereof. If Lessor should determine, in its reasonable discretion that Lessee, or any of Lessee's contractors, agents, employees or invitees, is responsible for more than Lessee's share of the said cost, then Lessor may charge Lessee an reasonable extra charge for the additional cost allocable to Lessee's responsibility.

     Article 19. Sidewalks, Parking Area and Common Areas. Lessee shall neither encumber nor obstruct the sidewalks, parking area or other common areas adjoining the Premises, nor allow the same to be obstructed or encumbered in any manner by its employees, agents or contractors, Lessee shall not place, or cause to be placed, any merchandise, vending machine or anything on the sidewalk, parking area or ether common areas.

     The parking area shall be reserved for the exclusive use of the customers of Lessee and the customers of other tenants of the Shopping Center. Lessee shall direct its employees to park in the parking garage during the hours prior to sunset. At all other times when the Shopping Center is open, Lessee's employees shall park in the middle of the parking areas shown on Exhibit A in hours after sunset. Anything herein to the contrary notwithstanding, Lessee shall be permitted to park up to two (2) delivery vehicles on a temporary, short-term basis in front of the Premises during business hours. After business hours, such delivery vehicles may be parked in front of the Premises. "Temporary" shall mean temporary parking of up to no more than thirty (30) minutes per delivery or loading. The Lessor at his sole cost and expense shall grade and pave the parking area, together with the sidewalks, driveways and service area, and shall provide and maintain proper and adequate water drainage and provide and maintain an adequate and suitable lighting system for said parking lot.

     Parking, Etc. The parking area shall not be disturbed without Lessee's consent. Lessor agrees not to use or permit the use of the common area for any purpose other than parking and passage of vehicles and the movement of pedestrian traffic, lighting, landscaping, directional and traffic control signals. The Lessor will not construct, locate or allow construction or location of any fence, barricade, structure, buildings or other construction which would interfere with the visibility and/or with the intended uses thereof.

     The Lessee agrees to pay, within thirty (30) days of receipt of notice from the Lessor, Lessee's share (as defined above) of costs incurred by the Lessor in maintenance, and repair and replacement of the parking and other common areas of the Shopping Center. Said fees shall encompass, without limitation, all costs of maintaining lighting, cleaning, snow removal, landscaping, the repair of sidewalks, pavement and curbs, and providing adequate drainage, as may be necessary to maintain the Premises in adequate condition and good repair. Patching and repaving the parking lot, repairing the curbing, and restriping the parking lot in the ordinary course of maintaining the Shopping Center shall be considered a part of the C.A.M. Lessee is not and shall not become responsible for Lessor's remodeling, construction, reconstruction or other comparable building in the Shopping Center unless Lessee requests or approves the same in writing.

     Article 20. Estoppel Certificate. Lessee, upon Lessor's reasonable request, shall certify in writing that Lessor is not in default under the terms of this Lease, and that the same is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified) or if there has been a default by Lessor, specifying the default. The exact date of commencement, current rent, current term and other lease particulars shall also be certified by Lessee.

     Article 21. Default. Upon the happening of any one or more of the events of default set out below in paragraphs (a) through (c) inclusive, Lessor shall have the right, at Lessor's option, to terminate this Lease, provided that Lessor shall give to the Lessee fifteen (15) days' written notice in the case of default as set out in paragraph (d) below (no notice being required in case of default as set out in paragraphs (a), (b), (c) below), such notice to be sent, in either event, by certified mail, return receipt requested, to the Lessee (it being stipulated that the failure of Lessor to give notice after default shall not constitute a waiver of Lessor's right upon any subsequent default); and at any time after the expiration of such notice period, or immediately upon the occurrence of a default as set out in paragraphs (a), (b), and (c) below, to reenter and relet the Premises or parts or parcels thereof, and such reentry and/or reletting shall not discharge Lessee from any liability or obligation hereunder, except that net rents collected from others as a result of such reletting shall be a credit on the Lessee's liability for rents payable under the terms of this Lease as provided hereinabove and Lessor shall be required to mitigate its damages.

     (a) If Lessee should fail to pay any installment within fifteen (15) days of the due date thereof;

     (b) If Lessee or any guarantor is adjudged a bankrupt or a Receiver or Trustee be appointed for the Lessee's or any guarantor's property, or any other execution or legal process is levied upon all or substantially all of the property and effects of the Lessee or any other guarantor located upon the Premises, which adjudication, appointment or execution be not set aside or discharged of record, as the case may be, within forty-five (45) days; subject only to the rights of the Federal Deposit Insurance Corporation (its successors and assigns) to affirm and to reject leases in accordance with federal law);

     (c) In the event the Lessee or any guarantor makes a general assignment for the benefit of its creditors or files a petition for a reorganization, or an arrangement, under the appropriate provisions of the National Bankruptcy Act, or any other act substantially similar thereto;

     (d) In the event the Lessor delivers possession of the premises to the Lessee to open for business and/or fixturing, and if Lessee fails to open for business on a regular basis within sixty (60) days from the date Lessor delivers the unencumbered possession of the Premises to Lessee; or

     (e) If Lessee would assign or sublet its interest herein without Lessor's written consent, as prohibited in Article 16, hereof; or if Lessee should cease doing business (as specifically authorized hereunder) upon the Premises for a period in excess of thirty (30) continuous days; or

     (f) In the event Lessee violates any of the terms, covenants and conditions of this Lease other than those mentioned in (a) through (c) above, in any material respect and such default is not cured by the Lessee within fifteen (15) days after the giving of written notice thereof to the Lessee by certified mail, return receipt requested, at the Leased Premises, or if the Lessee fails to proceed promptly, after such notice, to procure the curing of such default with all due diligence (it being agreed that, in connection with a default not reasonably susceptible of being cured within fifteen (15) days, the time of the Lessee within which to cure the same shall be extended for such additional period as may be reasonably necessary to complete the same); then, in any of such cases, the Lessor may give to the Lessee notice of election to end the term hereof, which notice shall likewise be given by certified mail, return receipt requested, at the Leased Premises, and the term of this Lease shall expire upon the mailing of such notice.

     Nothing herein, however, shall be construed to require the Lessor to reenter and relet in any such event or events, nor shall anything herein be construed to postpone the right of Lessor to sue for rent, whether past due or whether matured by acceleration or otherwise; provided, however, that the Lessee shall have the right, within the period of any notice above provided, to cure any default or defaults, and if such default is cured by Lessee within such period, dating from the mailing of said certified letter, the Lessor shall not have the right to proceed with forfeiture or reentry.

     Failure to give any of the notices above provided shall not constitute a waiver of any right as to any different or subsequent breach. Time is of the essence of Lessee's obligations hereunder. All of the above Events of Default are bargained for and go to the consideration given for the granting of this Lease by the Lessor. While some or all of such material Events of Default may result in a forfeiture or a so-called unconscionable loss to the Lessee as a result of any such default, the parties expressly agree that such material Events of Default may result in a forfeiture and/or unconscionable loss to the Lessee thereunder.

     If Lessee should not pay its rent or any additional rents or other charges due the Lessor hereunder, when the same are due, and if such non-payment should continue for ten (10) days thereafter, then Lessee shall pay Lessor, as additional rent, a sum equal to 5% of the unpaid rent (or additional rents or the charges), computed from the due date thereof, regardless of whether Lessee is entitled to written notice of any defaults hereunder. Further, if this Lease grants Lessee any option to extend the term hereof, such option may be extended only and is expressly conditioned upon Lessee not being in payment or other material default hereunder and/or Lessee not paying any rent, additional rent or other charges later than within the time allowed for payment thereof.

     Article 22. Further Rights of Lessor Upon Default. If this Lease shall be for any reason terminated for a violation of its terms by Lessee, as above provided, then the Lessor shall have the right forthwith to reenter the Premises, by legal process or otherwise (without any liability for trespass or damage to the Premises), and to remove all their effects not previously removed by them, to alter all locks and other security devices at the Premises, and to hold said Premises as if this Lease had not been made, in addition to the other rights secured by this Lease to Lessor, or secured to Lessor by the law applicable hereto. Lessee hereby expressly waives any service of notice to proceed hereunder, except as expressly provided in Article 21, and waives notice of the proposed institution of legal proceedings to secure the rights of Lessor hereunder. In the event of termination of this Lease by reason of violation of its terms by the Lessee, in addition to any other remedies Lessor may have, Lessor shall be entitled to prove, claim for and obtain judgment against Lessee for the balance of the rent agreed to be paid for the term herein provided, plus all expenses of Lessor in regaining possession of the Premises (including removal of all improvements and trade fixtures and, under appropriate supervision for removal thereof, inventory) and the reletting, remodeling, and improving for a new lessee, including reasonable attorneys' fees and court costs, crediting against such claim, however, any amount obtained by reason of any such reletting, remodeling, and improving for a new lessee. Anything contained in this Lease to the contrary notwithstanding, Lessor may, at its option, exhaust any one or more of the rights and remedies granted hereunder in addition to all rights and remedies that Lessor may have at law or equity, either concurrently or independently, and in such order as it may determine, and no act of Lessor shall be construed as an election to proceed under any one provision contained herein to the exclusion of any others or as an election of remedies to the bar of any other remedy allowed at law or in equity. Lessee's banking and financial services records that are covered by the Tennessee Bank Privacy Act may be removed by the Lessee at any time, however, even after default, termination, or other such condition. No term of this Lease is intended or designed as an authorization to violate any of the Lessee's software licenses. Further, Lessee may remove at any time any collateral pledged by customer of the Bank, the contents of any safe deposit boxes, and any property beneficially held for one or more of the Bank's customers.

     Article 23. Exculpation of Lessor from Personal Liability Under Lease.

     Lessee shall look solely to the then interest of Lessor in the premises, or of any successor in interest to Lessor, as owner of said premises, for the satisfaction of any remedy of Lessee for failure to perform any of Lessor's obligations under this Lease, express or implied, or under any law or for any condition of the Premises or the Shopping Center. Neither Lessor nor any disclosed or undisclosed principal of Lessor (or officer, director, stockholder, partner or agent of Lessor or of any such principal), nor any successor of any of them, shall have any personal liability for any such failure under this Lease or otherwise. The provisions of this article shall not apply to any sum which shall be paid or payable to or on behalf of Lessor or any party claiming through Lessor if such payment shall be based on an event (which had previously occurred) whicl1 shall give rise to a duty on Lessor's part to repair, restore or replace any part of the demised premises, including any structures thereon. The provisions of this article shall apply only to Lessor and the parties above-described. They shall not be for the benefit of any insurance company nor any third party.

     Article 24. Surrender of Possession. Lessee agrees to surrender peaceable and quiet possession of the Premises to the Lessor upon the expiration or termination of this Lease for any reason, and at any time, in good order and condition, ordinary wear and tear excepted. If Lessee holds over, Lessee shall be a Lessee at will of Lessor, and such holdover shall not create a new term.

     Article 25. Covenant of Peaceful Possession. Lessor agrees, under the terms of this Lease, to keep Lessee in quiet and peaceable, uninterrupted possession of the Premises, subject and subordinate to Lessee's material compliance with all of the terms, covenants and conditions of this Lease.

     Article 26. No Liens. In its use of the Premises and in the performance of its duties to maintain and finish the same, if applicable, Lessee will not, under any circumstances, suffer or permit any lien to attach to the Premises, or any portion thereof. Anything herein to the contrary notwithstanding, Lessor does not consent to any work or materials for improvements to be performed on the Premises without Lessor's prior written consent and approval. If a lien attributable to the Lessee is filed, the Lessee shall have five days to post a bond to remove the same.

     Article 27. Notices. Unless otherwise provided elsewhere in this Lease, any notice required or permitted to be made by either party under the terms of this Lease shall be given in writing and shall be forwarded by certified mail, first-class postage prepaid or by FedEx (shipping charges prepaid). Notices to the Lessor shall, unless the Lessor otherwise advises the Lessee in writing strictly under the Notice provision hereof, be addressed to Lessor at the address shown on the signature page. Initially, the Lessee requests that notices be sent to the Lessee at 401 Church Street, Nashville, Tennessee 37219, attention: President.

     Notices to the Lessee shall, unless the Lessee otherwise advises the Lessor in writing strictly under the Notice provision hereof, be addressed to Lessee at the Leased Premises.

     In the event this Lease contains an option to extend, it must be exercised in writing at least 120 days prior to the termination of the then-existing term.

     Notices shall be deemed to have been given when said certified mail is deposited in any United States Post Office which accepts certified mail first-class postage prepaid.

     Article 28. Subordination and Attornment. This Article is subject to paragraph 15 of the Deed of Trust. At such time as Lessor and any first mortgagee or proposed first mortgagee of the Premises in writing request the same, the Lessee agrees to subject and subordinate its interest herein to the lien of any deed of trust (which term shall include all security instruments) of the demised Premises made by the Lessor, or the Shopping Center made by Lessor, subject to the following: so long as Lessee shall faithfully discharge the obligations on its part to be kept, this Lease shall not be affected by any default under such deed of trust, and in the event of foreclosure or enforcement by any such deed of trust, the rights to mortgagee, Lessee shall attorn to such mortgagee, its successors and assigns, and this Lease shall in all respects continue in full force and effect, provided, however, that Lessee fully performs all of its obligations hereunder, and provided further that Lessee shall not have prepaid any rent, except as the same become due under the terms of this Lease. Lessor will use its best efforts to cause its first mortgagee and any other mortgagee whose interest is superior to that of this Lease to enter into appropriate subordination and attornment agreements with the Lessee to protect this Lease in the event of a default by the Lessor under such mortgagee(s).

     Except as otherwise provided herein, Lessee agrees that except in an emergency it will not exercise any right herein arising out of Lessor's breach of any agreement herein contained or institute any judicial or other proceedings as a consequence thereof, except after giving notice to any first mortgagee of the demised Premises the name and address of which has been furnished in writing to Lessee and affording such mortgagee reasonable opportunity to cure such breach. Lessee agrees that Lessee will not terminate the Lease, or make any expenditures hereunder as a result of Lessor's failure to perform obligations imposed upon him by the Lease until Lessee has given Lessor's mortgagee, or the assigns or successors in interest of such mortgagee: (1) notice of Lessor's failure to perform; and (2) a reasonable time, without allowance for events beyond mortgagee's control, to undertake performance of such obligations by mortgagee. Provided that, however, all such obligations that can be performed within sixty (60) days, shall be performed within sixty (60) days after notice is given to said mortgagee or mortgagee's assigns or successors in interest, and after such sixty (60) day period if such obligations have not been performed, then Lessee may avail itself of remedies provided for elsewhere in this Lease.

     Article 29. Memorandum of Lease. A Memorandum of Lease describing the Premises, giving the term of this Lease and referring to this Lease, may be prepared and recorded upon request of either party.

     Article 30. Applicable Law. The laws of the State of Tennessee shall govern the validity, performance and enforcement of this Lease and any provision of this Lease which is contrary to a law which the parties cannot legally waive or contract against, is and shall be void and not binding on any party hereby; provided, however, that the invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provisions.

     Article 31. Captions. The headings of the Articles contained herein are for the convenience only of the parties and do not define, limit or construe the contents of such Articles.

     Article 32. Construction of Terms. The words "Lessor" and "Lessee" as used herein shall include the Lessor and the Lessee and their respective heirs, executors, administrators, legal representatives, and successors, together with any permitted assigns of the parties hereto, and all those holding under either of them. The pronouns used herein shall include, when appropriate, either gender and both singular and plural.

     Unless the context clearly denotes to the contrary, the word "rent" or "rental" as used in this Lease not only includes cash rental, but also all other payments and obligations to pay assumed by Lessee, whether such obligations to pay run to the Lessor or other parties.


     Article 33. Cross Easement. Lessee agrees that it will abide by and not violate any existing Cross Easement Agreements and Maintenance Agreements reflected on Exhibit "B" (including that recorded at Book 9990, page 5, RODC (the "Recorded Cross Easement"), as to which Lessee is hereby granted the right to enforce the Lessor's rights in the same if the Lessor declines to enforce the same within a reasonable time after written notice) and agrees to abide by and not violate the same. Lessor agrees that all such amendments shall be reasonable and not adversely and materially affect the rights of the Lessee hereunder. In accordance with paragraph 8 of the Recorded Cross Easement, the Lessor (as owner of the Shopping Center) grants to the Lessee (as a tenant) and its subtenants the privileges and benefits of the easements, rights and privileges of the Recorded Cross Easement for the duration of the Lessee's tenancy (including renewals covered by this Lease). The Lessor will not consent to any cross easements or other encumbrances, or to any changes in existing cross-easements, that do, or are likely, to adversely and materially affect the Lessee.

     Article 34. Miscellaneous.

     (1) Any amendment to this Lease must be in writing and signed by Lessor and Lessee.

     (2) Time is of the essence of this Agreement.

     (3) No act or thing done by Lessor or his agent during the term hereby granted shall be deemed an acceptance of a surrender of the demised Premises, and no agreement to accept a surrender of said demised Premises shall be valid unless the same be made in writing and subscribed by Lessor. The provisions in this Lease of any particular remedy shall not preclude Lessor from any other remedy Lessor might have, either in law or in equity, nor shall the waiver of or redress for any violation of any covenant or condition in this Lease contained prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of any original violation. In case it should be necessary or proper for Lessor to bring any action under this Lease or to place said Lease, for any amount payable by Lessee thereunder, with an attorney concerning or for the enforcement of any of Lessor's rights hereunder, then Lessee agrees in each and any such case to pay to Lessor a reasonable attorney's fee. All past due rent shall bear interest at the rate of ten percent (10%) per annum from the eleventh day after the due date until paid. The receipt by Lessor of rent with knowledge of the default of any covenant in this Lease contained, shall not be deemed a waiver of such default as to future defaults. The failure of the Lessor to enforce any of the rules and regulations set forth herein, against the Lessee and/or any other Lessee in the building shall not be deemed a waiver of such rules and regulations as to future breaches. The receipt by Lessor of rent from any assignee, underlessee or occupant of said Premises shall not be deemed a waiver of the covenants in this Lease contained, against assignment, and sub-letting or an acceptance of the assignee, sub-lessee or occupant as Lessee or a release of Lessee from the further observance or performance by Lessee of the covenants in this Lease contained, on the part of the Lessee to be observed and performed. No provision of this Lease shall be deemed to have been waived by Lessor or Lessee unless such waiver is in writing signed by the parties hereto.

     (4) Inspection of and Access to Premises. Lessee agrees to permit the Lessor, his agents and employees, at all reasonable times to enter the demised Premises or any part thereof for the purpose of inspection, repairs, maintenance or repairs to Lessor's adjoining property, and, during the last four (4) months of this Lease or any renewals thereof, to allow Lessor to post upon the exterior of the Premises the usual notices advertising the Premises "for Lease." However, Lessor acknowledges that there may be reasonable limitations placed upon any inspection or repair due to security concerns related to the fact that the Lessee is a commercial bank which, among other items, has a stock of cash and other instruments that must be safeguarded at all times.

     Lessor may post upon the exterior of the Premises and/or in the common areas usual notices advertising the Premises "For Sale" at any time so long as such signs do not adversely affect the Premises or the Lessee's business. Such signs shall not be overly obtrusive or impact the Lessee in any materially adverse fashion.


     Lessee further agrees to permit Lessor to install and maintain in the demised Premises all pipes for water, drainage, gas heating, fixtures and electric wiring and all other appliances and mechanical equipment and systems necessary for the operation of the demised Premises, and Lessor shall have access to the Premises at any time in case of any emergency for the purpose of examining same and for making such repairs or changes in the equipment and systems referred to above as Lessor may deem necessary. However, Lessor acknowledges that there may be reasonable limitations placed upon any inspection or repair due to security concerns related to the fact that the Lessee is a commercial bank that, among other items, has a stock of cash and other instruments that must be safeguarded at all times.

     Severability. Invalidation of any one of the covenants or restrictions by judgment or court order shall in no way affect any other provisions whicl1 shall remain in full force and effect.

     If any provision of the Lease, or any section, sentence, clause, phrase, work, or the application thereof in any circumstance, is held invalid, the validity of the remainder of this Lease and of the application of any other circumstances shall not be affected thereby and the remainder of this Lease shall be construed as if such invalid part was never included therein.

     Past-Due Rent, Etc. The past due rent in the amount of $20,657.69 of the Cook's Nook, Inc. must be paid at the execution hereof and acceptance of such rent shall constitute the Lessor's agreement (and consideration for such agreement) to terminate such lease. However, such existing tenant must consent to this Lease by agreeing in a written instrument that it consents hereto and to the termination of the current lease. In addition, such existing tenant will be authorized to erect at his expense on the exterior wall of his area of the Shopping Center (facing the main parking lot adjacent to Hillsboro Road) a reasonable sign with the name of such business.

     Lessee must receive regulatory approval before this Lease is binding on the Lessee. Lessee agrees to use its reasonable best efforts to obtain this consent and represents that it has filed its branch application and given public notice in order to obtain such approval. The Lessor may terminate this Lease if such approval is not obtained by the Lessee prior to September 30, 1996.

     It is a condition to the Lessee's obligations hereunder that the Premises are properly zoned for Lessee's intended use as a full-service commercial banking branch office.

     Exclusion of Certain CAM Charges - Tenant's proportionate share of CAM charges shall not include:

-         Separate outparcels;

-         Office buildings;

-         Undeveloped land or future phases; and/or

- Additional parking or land arising out of destruction of The Glendale Shopping Center buildings or condemnation of same.

     Future Expansion. The Lessee shall have the right of first refusal to expand or to move into additional contiguous space within the Shopping Center as space becomes available, whicl1 right of first refusal shall be a continuing one.

     Exclusive. Lessor agrees not to lease any space in The Glendale Shopping Center to any other tenant which is engaged in the sale or provision of financial services, or permit any of their electronic banking or other remote facilities (including, without limitation, ATMs other than those of The Bank of Nashville). As used in this paragraph, "financial services" means, whether done directly or indirectly, any lending or loan origination business, any trust business, any check cashing or pawn broking business, and/or any business engaged as a primary part of its business in making loans and/or taking deposits including, without limitation, any bank, savings bank, savings association, thrift, and/or credit union. In addition to the foregoing, the Lessor agrees not to lease any space in the Shopping Center to any insurance agency or insurance brokerage business or to any business that provides investment services or investment advice without the prior written consent of the Lessee, which consent the Lessee shall not withhold unreasonably.

     The Lessee will he given the name of reasonable repair and maintenance services to contact for repairs and maintenance, particularly for use after hours and in emergencies. In the event that an item for which the Lessor is responsible must be repaired repeatedly in such a fashion that it must reasonably be concluded that it should be replaced or subjected to a major overhaul, then the Lessor will upon written request by Lessee replace the same or perform such major overhaul.

     Lessee Signage. The Lessor agrees to allow a reasonable "The Bank of Nashville Coming Soon" sign on this site. Lessee acknowledges that it must obtain appropriate local governmental approvals for all signage as a condition to placing such signage into use.

     Any permissions herein which relate to signage or the like are subject to conditions in the cross easement of Pier One and municipal approvals, and any limitations included expressly in the Recorded Cross Easement.

     Article 35. Force Majeure. Lessor shall not be held responsible for and is expressly relieved from all liability by reason of any injury, loss or damage to any person or property in or about the demised Premises or the Shopping Center, however caused, whether the loss, injury or damage be to the personal property of the Lessee or any other person, except damage caused by the failure of the Lessor to perform hereunder within a reasonable time after written notice of default received from Lessee. This provision shall apply especially (but not exclusively) to damage caused by water, snow, frost, steam, sewage, illuminating glass, sewer gas, or odors, or by the bursting or leaking of pipes of plumbing or neglect or willful misconduct of other Lessees, occupants or janitors of Lessor, or of any other person, or by act of God, casualty, or earthquake, or earth settlement and/or subsidence, or foundation collapse, or whether such damage be caused or occasioned by anything above-mentioned or referred to, or by any other thing or circumstances, whether of a like nature, or of a wholly different nature. If any such damage shall be caused by the acts of neglect or willful misconduct of the Lessee, Lessor may, at his option, repair such damage, whether caused to the surrounding structures or the Lessee thereof, of such damage both to the building and to the Lessees thereof, of such damage both to the building and to the tenants thereof, the Lessee further agrees that all personal property upon the demised premises shall be a the risk of the Lessee only and that the Lessor shall not be liable for any damage thereto or theft thereof. Nor shall the Lessor be liable for delays in delivery of or interruptions of possession, or for the stoppage or interruption of water, light, heat, air conditioning, janitor service, caused by riot, strike, accident, the making of repairs, the failure to make repairs, or any cause over which the Lessor has no control. Any failure, delay or default shall not be construed or considered as an actual or constructive eviction or the Lessee nor shall it in any way operate to release the Lessee from the performance of each and all of the other covenants herein contained by the Lessee to be performed. Notwithstanding anything else to the contrary, Lessor shall be liable for the negligence or willful misconduct of Lessor and its employees, agents and contractors.

However, interruption of any material service that the Lessor agrees herein to provide in any material respect for a period of thirty (30) consecutive days after written notice from the Lessee, and where Lessor has not commenced corrective action, shall entitle the Lessee either to obtain (at Lessor's expense) such service elsewhere or (2) to terminate this Lease upon ten (10) days notice.

     Article 36. Options to Renew. Upon giving 120 days notice to Lessor as to each option period, the Lessee retains three (3) options to renew for three (3) additional periods of sixty (60) months with all terms and conditions of this lease remaining the same with the exception of rent. The new base rent for the first option period will be $10,830.50 per month plus CAM pass-throughs as outlined in this lease. The second option period base rent will be $11,913.55 per month plus CAM pass-througl1s as outlined in this lease. The base rent for the third option period will be a market rate for the Premises as reasonably determined by the parties through negotiation plus CAM pass-throughs as outlined in this lease. A 120 day notice will be required for the each of the second and third renewal periods.


                                   SIGNATURES


     IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS LEASE AGREEMENT ON AUGUST 15, 1996, TO BE EFFECTIVE AUGUST 1, 1996.

                       LESSOR:

                       COLEMAN PARTNERS

                       By: /s/ Stephen H. Horrell
                           -----------------------------------------
                           Stephen H. Horrell, for the Joint Venture

                       By:
                           -----------------------------------------

                       LESSEE:

                       THE BANK OF NASHVILLE


                       By: /s/Mack S. Linebaugh, Jr.
                           -----------------------------------------
                           Mack S. Linebaugh, Jr., President and CEO

                          NOTARIES


STATE OF TENNESSEE  )
COUNTY OF DAVIDSON  )

     Before me, the undersigned, a Notary Public in and for said County and State, personally appeared STEPHEN H. HORRELL, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledged himself to be a JOINT VENTURER IN THE JOINT VENTURE KNOWN AS COLEMAN PARTNERS, the within named bargainor, a Tennessee joint venture, and that he as such Joint Venturer, being authorized to do so, executed the foregoing instrument for the purpose therein contained, by signing the name of the Joint Venture by himself as such Joint Venturer.

     Witness my hand and seal, at office in Nashville, Tennessee, this 14th day of August, 1996.



                                       /s/Carolyn P. Curry
                                       ------------------------------
                                       Notary Public


My Commission Expires: June 23, 1998.


STATE OF TENNESSEE  )
COUNTY OF DAVIDSON  )

     Before me, Mary J. Karnes of the state and county aforesaid, personally appeared MACK S. LINEBAUGH, JR., with who I am personally acquainted, or proved to me on the basis of satisfactory evidence and who, upon oath, acknowledged himself to be President (or other officer authorized to execute the instrument) of THE BANK OF NASHVILLE, the within name bargainor, a Tennessee Banking Corporation and that he as such PRESIDENT executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by himself as PRESIDENT.

     Witness my hand and seal, at office in Nashville, Tennessee, this 15th day of August, 1996.



                                           /s/ Mary J. Karnes
                                           ------------------------------
                                           Notary Public


My Commision Expires:  My Commission Expires May 24, 1997
                       ----------------------------------

CASHIERS CHECK
                                                                          20265
REMITTER   The Bank of Nashville                     Aug. 15, 1996   87-388/640
       ___________________________                   _____________

PAY TO THE   Coleman Partners**                                  $ 11,188.32**
ORDER OF________________________________________________________________________
                  -THE BANK-
                  OF NASHVILLE    11,188dol's 32 cts
________________________________________________________________________DOLLARS


[THE BANK OF NASHVILLE LOGO]
        401 Church Street
        Nashville, Tennesee  37219            /s/ Anne J. Cheatham
        615-271-2000                           ________________________________

00020265  :064003881: 0000019




CASHIERS CHECK
                                                                         20266
REMITTER   The Bank of Nashville                   Aug. 15, 1996     87-388/640
       ___________________________                  ____________

PAY TO THE   Coleman Partners**                                    $20,657.69**
ORDER OF________________________________________________________________________
         -THE BANK-
        OF NASHVILLE   20,657 dol'S 69 cts
________________________________________________________________________DOLLARS


[THE BANK OF NASHVILLE LOGO]
        401 Church Street
        Nashville, Tennessee  37219
        615-271-2000                          /s/ Anne J. Cheatham
                                                ________________________________

00020266  :064003881: 0000019

                          SUBLEASE OF COMMERCIAL SPACE

                                 BY AND BETWEEN

                              THE BANK OF NASHVILLE
                                 (AS SUBLESSOR)

                                       AND

                                JOE'S COFFEE, LLC
                                 (AS SUBLESSEE)

                 EFFECTIVE AUGUST 1, 1996 THROUGH JULY 31, 2001

                          THE GLENDALE SHOPPING CENTER
                               3770 HILLSBORO ROAD
                           NASHVILLE, TENNESSEE 37215

                               TABLE OF CONTENTS

Article 1 The Lease............................................................. 1
Article 2 Demised Premises, Etc. ............................................... 1
        Article 2.1 Demised Premises............................................ 1
        Article 2.2 Initial Term ............................................... 1
        Article 2.3 Options to Renew............................................ 1
        Article 2.4 Relocations. ............................................... 2
        Article 2.5 Termination ................................................ 2
Article 3 Base Rent, Secured Indebtedness, and Security Interest, Etc........... 2
Article 4 Other Primary Lease Obligations; Indemnity to Sublessor............... 2
Article 5 Primacy of Primary Lease ............................................. 3
Article 6 Attempted Holdovers, Etc ............................................. 3
Article 7 Services and Utilities, Etc .......................................... 3
Article 8 Prior Lease, Termination Payment, Etc................................. 3
Article 9 Permitted Use, Prohibited Use, Etc.................................... 3
Article 10 Certain Regulations, Etc ............................................ 3
Article 11 ..................................................................... 4
Article 12 Buildout Expenses.................................................... 4
Article 13 Background of this Sublease, Etc .................................... 4
Article 14 No Waste, Nuisance, or Illegal Use, Etc.............................. 4
Article 15 Alterations, Additions, and Improvements, Etc........................ 4
Article 16 Liens, Etc .......................................................... 4
Article 17 Signs, Etc .......................................................... 5
Article 18 Access for Inspection and Repairs; Security, Etc .................... 5
Article 19 Sublessee Repairs and Maintenance ................................... 5
Article 20 Public Liability Insurance. ......................................... 5
Article 21 Damage or Destruction, Etc. ......................................... 5
Article 22 Eminent Domain Proceedings (Condemnation)............................ 5
Article 23 Waiver of One Breach Not Waiver of Others. .......................... 6
Article 24 Default by Sublessee................................................. 6
        Article 24.2 Time to Cure . ............................................ 8
        Article 24.3 Remedies .................................................. 8


                           TABLE OF CONTENTS (Cont'd)

        Article 24.4 Responsibility of the Sublessor for Property
                     or Collateral in Possession ...............................  8
        Article 24.5 Application of Proceeds from Sale of Collateral............  9
        Article 24.6 Power of Attorney .........................................  9
Article 25 Default by Lessor or Sublessor. .....................................  9
Article 26 Termination and Reentry, Etc.........................................  9
Article 27 "For Rent," "For Lease," or "For Sale" Signs. .......................  9
Article 28 Surrender of Premises and Keys at Termination........................ 10
Article 29 Disposition of Assets, Etc. ......................................... 10
Article 30 Notices.............................................................. 10
Article 31 Binding Effect, Conditions Precedent, Etc............................ 10
Article 32 No Assignment or other Sublease...................................... 10
Article 33 General Terms and Provisions......................................... 10
        Article 33.1 Notices .......................... ........................ 10
        Article 33.2 Deviation from Agreements or Covenants;
                     Amendments; Course of Dealing; Waivers .................... 11
        Article 33.3 Survival of Agreements, Invalidity, Etc ................... 11
        Article 33.5 Renewal, Extension, or Rearrangement ...................... 11
        Article 33.6 Cumulative Rights and Remedies . . ........................ 11
        Article 33.7 Construction .............................................. 11
        Article 33.8 Time of Essence ........................................... 11
        Article 33.9 Nature of Commitment . .................................... 11
        Article 33.10 Disclosures .............................................. 12
        Article 33.11 Indemnification .......................................... 12
        Article 33.12 Titles of Articles, Sections and Subsections.............. 12
        Article 33.13 Counterparts ............................................. 12
        Article 33.14 Exhibits and Appendices .................................. 12
        Article 33.15 Computations ............................................. 12
        Article 33.16 Sublessor's Discretion or Judgment........................ 12
        Article 33.17 Jurisdiction and Venue.................................... 13
        Article 33.18 No Third Party Beneficiary................................ 13
        Article 33.19 Mutual Release............................................ 13
        Article 33.20 Costs, Expenses and Taxes................................. 13
        Article 33.21 Representations and Warranties of Sublease................ 13
        Article 33.22 Access, Gates Etc......................................... 13

This Instrument Prepared By:
Daniel W. Small
Attorney at Law
Suite 250, 3100 West End Avenue
Nashville, Tennessee 37203

                          SUBLEASE OF COMMERCIAL SPACE

     THIS SUBLEASE OF COMMERCIAL SPACE ("Sublease") is entered into by and between THE BANK OF NASHVILLE, a Tennessee banking corporation, whose business address is 401 Church Street, City of Nashville, State of Tennessee (the "Sublessor"), and JOE'S COFFEE, LLC, a Tennessee limited liability company whose business address is 2817 West End Avenue, Suite 109, City of Nashville, State of Tennessee 37203 (the "Sublessee").

                                   WITNESSETH:

     Article 1 The Lease. Sublessor represents that it entered into a lease with Coleman Partners (the "Lessor") dated August 15, 1996, providing for an initial term of sixty (60) calendar months commencing August 1, 1996 and ending August 1, 2001 (as amended or otherwise changed, supplemented and/or replaced, the "Primary Lease"), a copy of certain portions of which is attached hereto as EXHIBIT "A" and incorporated herein by reference. As used herein, the "Commencement Date" is five (5) days after the date that the Sublessee obtains possession of the space (the "Leased Space") pursuant to the Primary Lease.

     The Leased Space is located in the Glendale Shopping Center, 3770 Hillsboro Road, Nashville, Tennessee (the "Shopping Center") where The Cook's Nook, Inc. is currently located (the "Cook's Nook Space"). As evidenced by its signature below, the Cook's Nook, Inc. consents to the Primary Lease and to this Sublease.

     Article 2 Demised Premises, Etc.

     Article 2.1 Demised Premises. Sublessor leases to Sublessee and Sublessee leases from Sublessor, for the purpose of operating a coffee shop, approximately seven hundred fifty (750) square feet of space, which space is outlined in red on EXHIBIT "B" (said space hereinafter referred to as the "Premises"), located in the Shopping Center more particularly described on EXHIBIT "C". Common areas shall be available to Sublessee during the Sublessee's regular business hours as established from time to time.

     Article 2.2 Initial Term. The initial term of this Sublease shall be for the period commencing August 1, 1996 and ending July 31, 2001. However, the Sublease shall terminate immediately upon the termination, expiration, or surrender of the Primary Lease. The Sublessee shall be entitled to take possession of the Premises only after the Sublessor has taken possession of its space in the Shopping Center (as defined herein).

     Article 2.3 Options to Renew. Subject to the other provisions hereof, the Sublessee shall have three (3) options to renew. Each option shall be for five
(5) years and subject to the terms and provisions of the Primary Lease, as amended from time to time, and of this Sublease, as amended from time to time. The Sublessee may not exercise any option to renew unless:

     (a)  There is no default under this Sublease;

     (b) The Sublessee gives at least 90 days prior written notice to the Sublessor prior to the end of the then current term stating that the Sublessee intends to exercise its option to renew the Sublease. No such notice shall be effective if given more than 180 days prior to the end of such then current term;

     (c) There is mutual agreement on rentals and other payments. It is expressly agreed that neither party shall be required to agree to any rental, C.A.M., or other charge that is not satisfactory to it; and

     (d) The Sublessor determines to exercise its option to renew, and actually does renew and extend, the Primary Lease.

     Article 2.4 Relocations. The Sublessor may relocate and/or expand within the Shopping Center or be relocated within the Shopping Center on one or more occasions. In such event(s), the Sublessee hereby agrees to have its Premises relocated by the Sublessor. Such new area shall then become the "Premises." The Sublessor shall pay the reasonable costs of such relocation and for the buildout of the new "Premises." The Sublessor shall not be liable for loss of business related to such relocation. The Sublessee shall continue to be responsible for the costs of the Initial Buildout covered elsewhere in this Sublease.

     Article 2.5 Termination. At the option of the Sublessor, the initial term shall expire, among other reasons, if there is a foreclosure of the real property on which the Premises are located or for any other termination of the Primary Lease by the Lessor.

     Article 3 Base Rent, Secured Indebtedness, and Security Interest, Etc. The Sublessee shall pay a rental (herein "Base Rent") of Ninety-Three Thousand Seven Hundred Fifty Dollars ($93,750.00) in sixty (60) equal monthly installments. This equals approximately Twenty-Five Dollars ($25.00) per square foot per year for the space. Each installment of the Base Rent for the Premises shall be paid on or before the first calendar day of each month during the term hereof (pro rated for any partial months based on the actual number of days in such month). The rentals and all other amounts due hereunder are sometimes referred to herein as the "Secured Indebtedness". All amount due hereunder, if not sooner paid, shall be due and payable at the same time as the last monthly rental payment. This includes the costs of the Initial Buildout, utilities, and all other charges in addition to rentals.

     The Sublessee grants to the Sublessor a first lien on and a first priority security interest in all of the Collateral to secure the payment of the rentals and all other Secured Indebtedness. As used herein, the "Collateral" is all of Sublessee's inventory, equipment, accounts, accounts receivable, chattel paper, leasehold interests, fixtures, leases (including this Sublease), contracts, contract rights, copyrights and trademarks (and all other intellectual property), general intangibles and all other intangibles related to the operation of Sublessee at the Premises. Such collateral shall not be removed unless sold, replaced, or discarded in the ordinary course of business and shall not be permitted to be transferred to another location to avoid this security interest.

     Joe Dougherty ("Guarantor") shall guaranty the payment and performance of the Sublessee hereunder, including all rentals, buildouts, and all other costs. However, his liability for rentals is subject to reduction as follows: For each month during the term hereof that the Sublessee timely and fully pays and performs its monthly rental installment and all other amounts and duties due under this Sublease, the Guarantor's liability for rental installments shall decrease by that month plus one additional month. Accordingly, by way of example only, if the Sublessee timely and fully pays the first ten months of rental installments, then the Guarantor's liability for rental installments shall be deemed to have decreased by twenty rental installments (out of the 60 installments scheduled hereunder). Again, by way of example only, if the Sublessee timely and fully pays the first thirty months of rental installments, then the Guarantor's liability for rental installments shall be deemed to have decreased by sixty rental installments (out of the 60 installments scheduled hereunder) and, as to that term, the Guarantor shall have no further liability for rental installments as a result of this guaranty. (On the other hand, there shall be no reduction related to any month(s) when amounts and duties owed hereunder are not fully and timely paid and performed.) This process shall be reinstated as to any option terms. The Guarantor shall be fully liable for all rentals related to any holdover periods.

     Article 4 Other Primary Lease Obligations; Indemnity to Sublessor. Sublessee agrees to perform and observe the covenants, conditions, and terms of the Primary Lease on the part of the Sublessor (and any other lessee thereunder) to be performed and observed, except the covenant for the payment of rent (and all other charges including, without limitation, C.A.M. charges) reserved in the Primary Lease, and to indemnify Sublessor on demand from and against all claims, damages, and expenses arising out of nonperformance or nonobservance of such covenants, conditions, and terms. Such compliance is enforceable by both the Sublessor and the Primary Lessor (Coleman Partners, its successor and permitted assigns).

     Article 5 Primacy of Primary Lease. Sublessee agrees that the terms of the Primary Lease govern over and supersede any conflicting terms, and supplement any other terms, of this Sublease (other than as to rentals). The Sublessee agrees that it shall neither have nor claim any rights superior to those of the Sublessor contained in the Primary Lease and that this Sublease is subject and subordinate to the Primary Lease in all respects.

     Article 6 Attempted Holdovers, Etc. Sublessee shall NOT holdover in the Premises after the termination or expiration of this Sublease or after the expiration, termination, or surrender of the Primary Lease. Any holdover at the expiration or termination of this Sublease with Sublessor's prior written consent shall be on a week-to-week basis, which tenancy may then be terminated as provided by the laws of the State of Tennessee. During any such expressly permitted holdover tenancy, Sublessee agrees to pay monthly to Sublessor an amount equal to 150% of the last monthly installment of the Base Rent (and all other charges) as in effect at the time of such termination or expiration and agrees to be bound by the terms of this Sublease insofar as they are applicable.

     Article 7 Services and Utilitie, Etc. At no additional expense to Sublessee other than amounts actually charged to or paid by the Sublessor that are specifically attributable to the Sublessee's coffee shop business, the Sublessee shall receive as a part of the rental consideration the water, electrical, and gas services and utilities as set forth in the Primary Lease, with the exception of the following utility services which Sublessee shall provide at its own expense: telephone, maintenance, janitorial, pest control, and related types of services, and insurance. Sublessee shall keep the bathrooms spotless clean and shall assure the attractiveness and cleanliness of the other common areas as they are affected by Sublessee's business. (Said another way, Sublessee shall keep the bathrooms spotless and clean up its own messes.) Sublessee shall pay twenty-five percent (25%) of the cost of pest control.

     Article 8 Prior Lease, Termination Payment, Etc. The Sublessee hereby agrees that effective August 1, 1996, the Sublessor shall be entitled to lease from the Lessor the space in the Shopping Center currently known as the Cook's Nook's Space. The execution of this instrument shall be deemed to be the termination of the Sublessee's interest in the Cook's Nook Space. The Cook's Nook, Inc. executes this Sublease to reflect its consent to such termination and to evidence a reaffirmation of its agreement to pay all amounts due and payable under its lease with Coleman Partners and to pay all amounts owed to The Bank of Nashville. The Cook's Nook is not insolvent and will not be rendered insolvent by virtue of the termination of its lease in the shopping center or the other transactions provided for herein.

     Article 9 Permitted Use, Prohibited Use, Etc. The subleased Premises are to be used solely for the "Permitted Use" described herein, and for no other use, and for no other purpose without first obtaining the written consent of the Sublessor (which consent can be withheld by the Sublessor in its sole and exclusive discretion). As used herein, the term "Permitted Use" shall mean the operation at retail of a coffee shop combined with a cyber cafe. In no event shall the Sublessee do, permit, or suffer as a part of its business or operations anything that casts or portrays the Sublessor in a negative manner, that knowingly advances the operations of a competitor financial institution (or corporate affiliate thereof), or that brings scandal or condemnation on the Sublessee, the Sublessor, the Lessor, the Premises, or any affiliated person.

     Article 10 Certain Regulations, Etc. The following apply to the Sublessee's operations in the Premises:

     The following apply to the Sublessee's operations in the Premises:

     Sublessee shall immediately clean up the Premises and assure that it remains at all times clean and attractive for the use of its customers and the customers of the Sublessor. The Sublessee shall direct its employees to promptly remedy any problems specified by the Sublessor's employees or agents. The Sublessee shall operate within rules and regulations reasonably promulgated by the Sublessor including, without limitation, those attached hereto.

     Throughout the term of the Sublease, Sublessee shall continuously conduct in the Premises, with a full stock of inventory and full staff of personnel, the Permitted Use during reasonable business hours.

     Article 11 Right to Construct Wall; Termination by Sublessee. Sublessor reserves the right to erect at any time during the term hereof a wall or other barrier between the spaces occupied by the Sublessee and Sublessor, including the common areas other than the bathroom(s). Sublessee waives any rights it may have for loss of business or other damages resulting from such construction. However, on or before 180 days after the date that construction of any such wall is completed the Sublessee may give notice of termination of this Sublease and may cease making payments for any unpaid amounts of the rentals and buildouts on the 61st day after sending such notice. Sublessor shall not be responsible for any damages or costs incurred by Sublessee as a result of such construction by Sublessor or termination by Sublessee. If the Sublessee terminates the Sublease because of such wall, the Sublessor shall retain all fixtures, equipment and inventory in the Premises for its own uses.

     Article 12 Buildout Expenses. The Sublessor will initially fund all mutually agreed buildout cost(s) in connection with this Sublease of the Premises (the "Initial Buildout"). The Sublessor will control and perform the Initial Buildout. The Initial Buildout will be constructed as reasonably requested by Sublessee, but the costs for the Initial Buildouts to be funded by the Sublessor shall not exceed $25,000 in the aggregate. The Sublessee will be responsible for reimbursing the Sublessor for the cost(s) of the Initial Buildout funded by the Sublessor, by paying in equal monthly installments, in addition to the rent, an amount sufficient to repay the buildout cost(s) over the five (5) year term of this Sublease.

     Article 13 Background of this Sublease, Etc. The subleased Premises are presently used by The Cook's Nook, Inc., which has negotiated with the Sublessor to have the Sublessor take over its space and, thus, free The Cook's Nook, Inc. from its obligations under the said lease. The Sublessor has paid The Cook's Nook, Inc. a substantial sum for the right to lease such space and for its termination. By their signatures below, Joe Dougherty and Joe's Coffee, LLC acknowledge and agree that they are not being required by The Bank of Nashville to sublet any portion of the space but have negotiated at arm's length with The Bank of Nashville and The Cook's Nook, Inc. to obtain such rights.

     Article 14 No Waste, Nuisance, or Illegal Use, Etc. Sublessee shall not commit waste on the Premises demised, nor maintain, commit, or permit the maintenance or commission of a nuisance on the Premises, or use such Premises for an unlawful purpose. Sublessee shall conform to all applicable laws and ordinances respecting the use and occupancy of the space sublet here relating to matters not covered elsewhere in this instrument, provided that it shall not be required to make alterations, additions, or improvements to such Premises in order to conform with such laws and ordinances.

     Article 15 Alterations, Additions, and Improvements, Etc. Sublessee shall not make alterations, additions, or improvements on the Premises without first obtaining the written consent of Sublessor. All alterations, additions, and improvements that shall be made shall be at Sublessee's expense, shall become Sublessor's property, and shall remain on and be surrendered with the Premises as a part of the Premises at the termination of this Sublease without disturbance, molestation, or injury. Nothing contained in this paragraph shall prevent Sublessee from removing all office machines and equipment and trade fixtures customarily used in its business. The Sublessor shall have the right to conduct, oversee, and direct all alterations, improvements, fixturing, and changes to the Premises at all times.

     Article 16 Liens, Etc. Sublessee shall keep the leased Premises free and clear of liens arising out of any work performed, materials furnished, or obligations incurred by Sublessee, including mechanics' liens.

     Article 17 Signs. Etc. Sublessor agrees to use its diligent best efforts to reasonably accommodate the signage needs of the Sublessee on the exterior area of the Premises facing the parking lot but without impairing or limiting the Sublessor's signage design and plans in such area. Sublessor shall not be required to bring suit against any other tenant or against the Lessor to accommodate the the Sublessee nor shall Sublessor be required to downsize its own sign plans in this regard. Any expense in accommodating the Sublessee's requests shall be at Sublessee's cost and subject to the guarantee by Joe Dougherty.

     The Sublessor hereby consents to a sign comparable to, and of substantially the same size and shape as, the "Total Image Salon" sign currently in the Shopping Center on the face of the building. Said sign shall commence on the corner adjacent to and to the left of the existing "Cooks Nook" sign, shall be at a level below the "Cooks Nook" sign but above the level of the arch, shall be subject to Codes, and shall be at the end of the wall.

     Sublessee covenants and agrees that no signs or symbols shall be placed in the windows or doors of the Premises, or on any exterior part of the building without the Sublessor's prior written approval, which approval may be withheld by the Sublessor in the exercise of its discretion and/or if so directed or requested by the Lessor. Any sign or symbol placed on the exterior of the building or in the windows or doors of the building so as to be visible from the street that is not satisfactory to Sublessor, shall be removed promptly upon request by an employee of the Sublessor.

     Article 18 Access for Inspection and Repairs; Security, Etc. Sublessee shall allow Lessor and Sublessor, and their agents, free access at all reasonable times to the Premises sublet for the purpose of inspecting or of making repairs, additions, or alterations to the Premises or any property owned by or under the control of Lessor or Sublessor. Sublessee acknowledges and agrees that because the Sublessor is a commercial bank, the issue of security is paramount. Consequently, the Sublessee shall permit the Sublessor to take all steps deemed necessary, convenient and/or appropriate to protect its space and/or the Premises and the Sublessee shall comply with such rules and regulations as the Lessor and the Sublessor shall establish from time to time. Certain rules and regulations are attached hereto as EXHIBIT "D" and shall be complied with by the Sublessee at all times in all material respects.

     Article 19 Sublessee Repairs and Maintenance. Subject to the Lessor's obligations under the Primary Lease, Sublessee shall maintain the subleased Premises in good repair and tenantable condition during the continuance of this Sublease, except in case of damage arising from the wilful misconduct of Sublessor or its agents.

     Article 20 Public Liability Insurance. Sublessee agrees to carry liability insurance insuring Sublessee, Sublessor, and Lessor against all claims for personal injury or property damage caused by conditions or activities on the subleased Premises in amounts to be approved by Sublessor, but not less than One Million Dollars ($1,000,000.00) or such greater amount as may be required by the Primary Lease and/or as may reasonably be required by the Sublessor and/or requested by the Lessor.

     Article 21 Damage or Destruction, Etc. In the event that the Premises are rendered untenantable in whole or in substantial part as result of destruction or damage by fire, acts of war, or acts of God this Lease shall cease, provided, nevertheless, that the Sublessee shall have the option of rebuilding or repairing the Premises if Sublessee elects so to do and gives written notice of such election to rebuild or repair to the Sublessor within sixty (60) days after such damage or destruction. If Sublessee elects to rebuild or repair the Premises and does so without unnecessary delay, Sublessor shall be bound by the terms of this Sublease, except that during the period of repair or rebuilding, the rent under this Sublease shall be abated in the same proportion as the portion of the Premises rendered unfit for occupancy by Sublessee shall bear to the whole of the subleased Premises. Sublessor shall have the right to declare this Sublease terminated when more than ninety (90) days after the destruction or damaging of the Premises as shall have elapsed without the Sublessee having elected to repair or rebuild. Further, if Sublessor gives notice that it intends to repair or rebuild after such destruction or damage, then this Sublease shall, at the option of the Sublessor, continue in full force and effect subject only to the rent abatement specified in this Article. If the damage or destruction is not caused by the Sublessee (or any of its employees, agents, owners, or representatives), and if the damage or destruction materially and adversely affect the Sublessee's business for a period of not less than sixty (60) days, then the Sublessee may terminate the Sublease without obligation for future rentals or for any unpaid costs of buildout. Such termination releases the Sublessor from the Sublease and Sublessor shall not be responsible to Sublessee for loss of business or the costs of relocation.

     Article 22 Eminent Domain Proceedings (Condemnation). If the Premises or any part are condemned for public or semi-public use by eminent domain proceedings, or if by reason of law, ordinance, regulation or court judgment, Sublessee's use of the subleased Premises for any of the specific purposes referred to in this instrument shall be prohibited, Sublessee shall have the right to terminate this Lease on written notice to Sublessor, and rental shall be paid only to the time when Sublessee surrenders possession of the Premises. In the event of condemnation of only part of the subleased Premises, Sublessee may elect to continue in possession of that part of the Premises not so appropriated or condemned under the same terms and conditions of this Sublease, except that in such cases Sublessee shall be entitled to an equitable reduction of the rental payment. Any rental paid in advance beyond such time shall be returned by Sublessor to Sublessee on demand. Sublessee does not waive any right it may have to recover from the condemnation authority for such damage as it may suffer by reason of such condemnation. If the condemnation materially and adversely affects the Sublessee's business for a period of not less than sixty
(60) days, then the Sublessee may terminate the Sublease without obligation for future rentals or for any unpaid costs of buildout. Such termination releases the Sublessor from the Sublease and Sublessor shall not be responsible to Sublessee for loss of business or the costs of relocation. Sublessor is not responsible for damages related to any exercise or the powers of eminent domain or other condemnation of all or any part of the Premises or the Shopping Center.

     Article 23 Waiver of One Breach Not Waiver of Others. Waiver of one breach of a term, condition, or covenant of this Sublease by either party to this Sublease shall be limited to the particular instance and shall not be construed as a waiver of past or future breaches of the same or other terms, conditions, or covenants. Waivers must be in writing and signed by both the Sublessee and the Sublessor to be binding on either party.

     Article 24 Default by Sublessee.

     Article 24.1 Defaults. The following are defaults ("Defaults) under this
Sublease:

     Nonpayment. Failure to pay each and every rental installment when due; or

     Other Payments. The Sublessee fails for any reason to make payment within five (5) calendar days of the due date of any installment or bill for any other amounts due hereunder; or

     Representations and Warranties. Any representation or warranty made by the Sublessee in this Sublease and/or in any financial statement presented to the Sublessor by the Sublessee, Joe Dougherty, and/or The Cook's Nook, Inc., proves to have been incorrect in any material respect as of the date thereof; or any representation, statement (including any financial statements), certificate or data furnished or made by any of such persons (or any accountant, agent or attorney thereof) in connection herewith proves to have been untrue in any material respect, as of the date as of which the facts therein set forth were stated or certified; or

     Covenants; Agreements. Unless subject to another Default provision, the Sublessee fails to comply with any of the covenants or agreements contained in this Sublease and such failure or violation continues unremedied or is not waived for a period of twenty (20) days after the earlier of (i) notice thereof has been given by the Sublessor to the Sublessee, or (ii) such failure or violation otherwise has become known to any Person who is a Sublessee; or

     Dissolution; Merger. The Sublessee is liquidated or dissolved, or otherwise terminated, or merges with or into any person or entity; or


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

     Unauthorized Transfer, Etc. The Sublessee transfers, or seeks or attempts to transfer, or suffers a transfer, voluntarily or otherwise, any of the Sublessee's interest in the Premises, this Sublease, or any of its material assets; or

     Unauthorized Lien, Etc. Any lien or encumbrance on all or any part of the Premises or any of the other Collateral, which lien or encumbrance is not removed or fully bonded within twenty (20) days after attachment, except for taxes due but not in default, or for taxes which are being contested in good faith and for which the Sublessee provides sufficient assurance to the Sublessor on demand and from time to time that such reserves are adequate; or

     Loss of Privilege, Etc. The Sublessee forfeits or in any manner loses any right to do business in any locality or jurisdiction that has or could have any impact on the Premises, the construction of the buildout, the construction, opening, operating, or maintaining the Sublessor's intended coffee shop business, or any other Materially Adverse Effect; or

     Bankruptcy or Receivership Proceedings. A receiver, custodian, liquidator or trustee of the Sublessee or of any Property of the Sublessee is appointed by the order or decree of any court or agency or supervisory authority having jurisdiction, and such decree or order remains in effect for more than sixty
(60) days; or the Sublessee files, threatens to file, or authorizes the filing of a petition in bankruptcy or for purposes of reorganization or insolvency; or the Sublessee is adjudicated bankrupt or insolvent; or any of the Property of the Sublessee is sequestered by court order and such order remains in effect for more than sixty (60) days; or a petition is filed against the Sublessee under any state or federal (or other applicable) bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation or receivership law of any jurisdiction, whether now or hereafter in effect, and is not dismissed within sixty (60) days after such filing; or

     Assignments for Benefit of Creditors, Etc. The Sublessee makes an assignment for the benefit of such Sublessee's creditors, or admits in writing Sublessee's inability to pay Sublessee's debts generally as they become due, or consents to the appointment of a receiver, trustee, or liquidator of the Sublessee of all or any part of the Premises; or

     Discontinuance of Business, Etc. The Sublessee discontinues such Sublessee's coffee shop business or fails to operate the said business continuously during reasonable business hours during each week during the term hereof; or fails to operate the business in a clean and reasonable manner under the circumstances; but the requirement that said business be conducted continuously shall NOT be satisfied by being "open" on the internet or some other "virtual" location but must be physically open and staffed in the Premises; or

     Default on Other Debt or Security. Sublessee fails to make any payment due on any indebtedness or any event shall occur or any condition shall exist in respect of any indebtedness of the Sublessee or under any agreement securing or relating to such indebtedness, the effect of which is to cause or to permit any holder of such indebtedness or other security or a trustee to cause (whether or not such holder or trustee elects to cause) such indebtedness, or a portion thereof, to become due prior to its stated maturity or prior to its regularly scheduled dates of payment and the default exceeds, when aggregated with all other such defaults, Twenty-Five Thousand Dollars ($25,000.00); or

     Undischarged Judgments; Criminal Prosecutions, Etc. If any one or more judgments (in the aggregate at any one time outstanding) for the payment of money in excess of Twenty-Five Thousand Dollars ($25,000.00) are rendered by any court or other governmental body against the Sublessee which is not fully covered by valid collectible insurance and the Sublessee does not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof within the applicable appeal period and within said appeal period following the date of entry thereof or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal while providing such reserves therefor as may be required under GAAP; or the Sublessee (or any Directors or executive officer thereof), is indicted for or convicted of any felony or imprisoned for any reason for more than five (5) days; or


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

     Materially Adverse Effect. The occurrence of any amendment, termination, default under, violation of, of any other impairment of any one or more contracts, materially and adversely affecting the Premises or the Sublessee's right or ability to engage in its business or owning and operating the coffee shop as intended at the date hereof; or

     Substantial Change in Equity Ownership. Any material adverse change (ten percent (10%) or more) in the equity ownership accounts of the Sublessee as of the date hereof; or

     Change in Control. The occurrence of a change in the Members, or in the control of the Sublessee, or in the Sublessor's executive management from the identity of the ownership and management as in existence at the time of closing; provided, that this provision shall not be violated or triggered so long as Joe Dougherty (and, so long as he is married to his present spouse), his wife, own and control not less than 51% of the voting equity interests in the Sublessee and control the governing body thereof, subject to no limitation or derogation (such as, for example, by charter, bylaw, management contract, or operating agreement) of his (or, with such spouse, their) authority to run the Sublessee and to make operative and binding decisions for the Sublessee; or

     Article 24.2 Time to Cure. Upon the happening of any Default specified in this Sublease, and except for payment Defaults, and except where a specific time frame is specified above, the Sublessee shall have thirty (30) days to cure a default under this Sublease from the date that Sublessor sends notice thereof to Sublessee.

     Article 24.3 Remedies. Upon the happening of any Default specified in this Sublease, (i) the Sublessor may declare the entire principal amount (or any part(s) or installment(s) thereof) of all Secured Indebtedness then outstanding including interest accrued thereon to be immediately due and payable without presentment, demand, protest, notice of protest or dishonor or other notice of default of any kind, all of which are hereby expressly waived by the Sublessee, and/or (ii) terminate this Sublease or (in its discretion, without terminating this Sublease, change the locks, lock the Sublessee out of the Premises, and on behalf of the Sublessee for the sole purpose of reletting the Premises, enter into and secure the Premises, show and relet the same upon terms and conditions deemed appropriate to the Sublessor without consulting with or obtaining the permission of the Sublessee. The Sublessee agrees that the occurrence of any Default shall permit the Sublessor, without any notice to the Sublessee or to any other Person, to accelerate the due date(s) of installments of rental and all other parts of the Secured Indebtedness. The Sublessee agrees that no action or failure to act, and no pursuit of any particular remedy or remedies, shall constitute a waiver, novation or election of remedies by the Sublessor.

     Article 24.4 Responsibility of the Sublessor for Property or Collateral in Possession. Should all or any part of the Premises and/or the Collateral come into the possession of the Sublessor, whether before or after a Default, the Sublessor may use or operate such Premises and other Collateral for the purpose of preserving it or its value, or pursuant to the order of a court of appropriate jurisdiction, or in accordance with any other rights held by the Sublessor in respect of the same. The risk of accidental loss or damage (or of malicious or other loss or damage not caused intentionally and wilfully by the Sublessor) to the Premises and/or Collateral is and shall be on the Sublessee and the Sublessor shall have no liability whatever for failure to obtain or maintain insurance, nor to determine whether any insurance ever in force is adequate as to amounts, coverage or as to the risks insured, nor to take any active steps to protect or to maintain the Collateral, the Premises, or any other property claimed by the Sublessee or any one else.

     Article 24.5 Application of Proceeds from Sale of Collateral. The Sublessor shall be entitled to apply the proceeds of any sale of all or any part of the Collateral in the following order: first, to the payment of all of Sublessor's expenses, including (without limitation) attorneys, receivers, trustees and other fees and other legal expenses incurred in retaking, holding and preparing all or any part of the Collateral for sale, in arranging for such sale, and in actually selling the same; second, toward payment of the balance of the rentals and/or any other portion of the Secured Indebtedness in such order and manner as the Sublessor, in its sole discretion, may deem advisable and beneficial to the Sublessor for the repayment and performance of the Obligations. If the proceeds from any sale, applied in the manner set forth in this Article, are


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

insufficient to pay the Secured Indebtedness in full, the Sublessee shall be liable for any deficiency and shall pay such deficiency to the Sublessor as soon as the Sublessor notifies the Sublessee of the amount of such deficiency.

     Article 24.6 Power of Attorney. The Sublessee hereby irrevocably appoints the Sublessor, and its designees, to do and to perform all acts that the Sublessee itself could do and/or perform, to sign all things that the Sublessee could have signed or caused to be signed, and to have power and dominion over, all of the property of the Sublessee in order to do and to discharge all of the Sublessee's Secured Indebtedness obligations and all other Obligations to the Sublessor set forth in this Sublease. This appointment is intended to be, and shall be understood to be, a power coupled with an interest. However, the Sublessor shall not be required to use this power for any reason and the Sublessor may at any time in writing reject this power. This power of attorney shall terminate automatically when the Secured Indebtedness have been fully and finally paid and performed by the Sublessee. The Sublessor is specifically authorized to execute on Sublessee's behalf (as "Debtor"), at Sublessee's cost, one or more financing statements in each State or jurisdiction in which the Sublessee has an office or address and to charge Sublessee's accounts with the Sublessor to pay amounts due in connection with any Obligations (including the Secured Indebtedness).

     Article 25 Default by Lessor or Sublessor. If Lessor fails and neglects to perform the Lease for a period of thirty (30) consecutive days, or if Sublessor fails to perform the Lease or this Sublease for such a period, Sublessee may, on reasonable notice in writing of not less than ninety (90) days or such longer time as may be permitted in the Primary Lease, terminate this Sublease unless either the Lessor or the Sublessor has commenced curing the problem(s). The Sublessor is not responsible for defaults caused entirely or in material part by the Lessor.

     Article 26 Termination and Reentry, Etc. If Sublessee abandons or vacates the Premises or is dispossessed for cause by Sublessor before the termination of this Sublease, or any renewal of this Sublease, Sublessor may, on giving five
(5) days' written notice to Sublessee, declare this Sublease forfeited and may then make reasonable efforts to relet the Premises. Sublessee shall be liable to Sublessor for all damages suffered by reason of such forfeiture. Such damages shall include, but shall not be limited to, the following: (1) all actual damages suffered by Sublessor until the property is relet, including reasonable expenses incurred in attempting to relet; (2) the difference between the rent received when the property is relet and the rent reserved under this Sublease; and (3) all other costs, damages, injuries, and related matters that flow or result from the Sublessee's Default and/or the Sublessor's exercise of any one or more of its remedies.

     Until the Premises have been relet, Sublessee agrees to pay to Sublessor, on the same days as the rental payments are due under this Sublease, the actual damages suffered by Sublessor since the last payment, either rent or damages, was made. After the Premises have been relet, Sublessee agrees to pay to Sublessor, on the last day of each rental period, the difference between the rent received for the period from reletting and the rent reserved under or applicable to this Sublease for that period.

     Article 27 "For Rent," "For Lease," or "For Sale" Signs. If Sublessee has not obtained the consent of the Sublessor to renew the Sublease or to holdover in the space, Sublessor shall have the right to place and maintain on the subleased Premises "For Rent," "For Lease," or "For Sale" signs during the last six (6) months of the term of this Sublease.

     Article 28 Surrender of Premises and Keys at Termination. Sublessee agrees that at the expiration of this Sublease, Sublessee will quit and surrender the subleased Premises without notice, and will deliver to Sublessor all keys belonging to the Premises.

     Article 29 Disposition of Assets. Etc. All alterations, additions, and improvements made by Sublessee and/or affixed to the Premises, shall become Sublessor's property as provided in that Article, and shall be surrendered with the Premises as a part of the Premises as provided in that Article. Sublessee may remove all personal property, trade fixtures, and office equipment, whether attached to the Premises or not, provided that such may be removed without serious damage to the building or Premises. All holes or damage to the building or Premises caused by


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

removal of such items shall be repaired and restored by Sublessee promptly after removal of the property. The Sublessee shall be entitled to remove any electrical service connections installed by it which were designed specifically for the operation of electronic computing equipment.

     Article 30 Notices. Except where otherwise required by statute, all notices given pursuant to the provisions of this Sublease shall be in writing, addressed to the party to whom the notice is given, and sent by registered or certified mail to the last known mailing address of the party. However, notices to Sublessee may be sent to the address of the subleased Premises.

     Article 31 Binding Effect, Conditions Precedent, Etc. The terms, conditions, and covenants of this Sublease shall inure to and be binding on the heirs, successors, administrators, executors, and assigns of the parties to this Sublease, except as otherwise provided. However, this Sublease shall not be effective for any purpose (except termination of The Cook's Nook, Inc. lease) unless and until all conditions for the effectiveness of the Primary Lease are fulfilled and the Sublessor actually becomes the Lessee under the Primary Lease. Final approval of the Sublessor's branch application for the space in the Shopping Center, as well as approval of the Primary Lease and this Sublease by the Tennessee Department of Financial Institutions is expressly made a condition precedent to the effectiveness of this Sublease but not of the termination of The Cook's Nook, Inc. lease of space in the Shopping Center.

     Article 32 No Assignment or other Sublease. Sublessee shall not sell or assign this Sublease or any part of this Sublease, or re-sublet the subleased Premises in whole or in part without first obtaining the written consent of Sublessor. This Sublease shall not be assigned by operation of law. If Sublessor and Lessor once give consent to assignment of this Sublease or of any interest, they shall not be barred from afterwards refusing to consent to any further assignment. Any attempt to sell, assign, or re-Sublease without written consent of Sublessor and Lessor shall be deemed sufficient grounds for dispossession and shall entitle Sublessor to proceed pursuant to the terms of this Sublease if Sublessor so elects as in the case of a Default.

     Article 33 General Terms and Provisions.

     Article 33.1 Notices. All communications under or in connection with this Sublease, the rentals, and any other part of the Secured Indebtedness, shall be in writing and shall be mailed by first class mail, postage prepaid, or otherwise sent by telex, telegram, telecopy or other similar form of rapid transmission confirmed by mailing (in the manner stated above) written confirmation at substantially the same time as such rapid transmission, or personally delivered to the receiving party or to a representative thereof. All such communications shall be mailed, sent or delivered to the parties at their respective addresses set forth on the signature page(s) hereof. Notices to the Sublessee will be sent to the attention of the Sublessee at such address; and notices to the Sublessor shall be sent to the Sublessor's President. Any party may send notice in accordance with this Article of a new address to be used to contact such Person.

     Any communication so addressed and mailed by registered or certified mail shall be deemed to be given three (3) Business Days after being so mailed.

     Article 33.2 Deviation from Agreements or Covenants; Amendments; Course of Dealing; Waivers. In order to amend or deviate from the terms of any of this Sublease, the Sublessee must first obtain the prior written consent of the Sublessor, which consent may be withheld or granted in the Sublessor's sole discretion. No amendment(s), modification(s), deviations from agreements or covenants, or waiver(s) of any provision of this Sublease shall in any event be effective unless the same shall be in writing and signed by appropriate officers of the Sublessor and by the Sublessee. No action or course of dealing on the part of the Sublessor, its officers, employees, consultants or agents, nor any failure or delay by the Sublessor with respect to exercising any right, power or privilege of the Sublessor under this Sublease or any other operative document or instrument shall operate as a waiver thereof, except as expressly provided in writing in accordance with this Article.


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     Article 33.3 Survival of Agreements, Invalidity, Etc. All representations and warranties of the Sublessee herein, and all covenants and agreements herein not fully performed before the Closing Date of this Sublease, shall survive such date. In the event that any one or more of the provisions contained in the Note, this Sublease shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Sublease.

     Article 33.4 Successors and Assigns, Etc. All covenants and agreements contained by or on behalf of the Sublessee in this Sublease and any other operative document or instrument shall bind such Sublessee's successors and assigns and shall inure to the benefit of the Sublessor and its successors and assigns. The Sublessee shall not assign or seek to assign, or delegate or seek to delegate, any of the Sublessee's rights or obligations under this Sublease. Any assignment not approved by the Sublessor in advance in writing shall be of no force or effect, and the fact that the Sublessor may receive (knowingly or otherwise) any payments from any Person other than the Sublessee shall not constitute a novation, a waiver of this provision, or be treated as the Sublessor's consent to any attempted assignment.

     Article 33.5 Renewal, Extension, or Rearrangement. All provisions of this Sublease relating to the terms hereof and to the Secured Indebtedness shall apply with equal force and effect to each and every succeeding sublease and/or obligation of the Sublessee to the Sublessor, and any matter that may represent a renewal, extension for any period, increase or rearrangement of any part of the Secured Indebtedness originally created by this Sublease or of any part of such Secured Indebtedness. No renewal Sublease or act of renewal shall in any event release or constitute a novation in respect of this Sublease unless the Sublessor executes a document specifically stating that the Sublessor intends there to be a novation and in fact uses the word "novation." The parties expressly agree that they do not intend, now or in the future, to cause or permit any implicit or non-express novation or release.

     Article 33.6 Cumulative Rights and Remedies. Rights and remedies of the Sublessor under this Sublease shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of that or any other right or remedy. All remedies provided for in this Sublease for the Sublessor shall be in addition to all other remedies available to the Sublessor under the principles of law and equity, and pursuant to any other body of law, statutory or otherwise.

     Article 33.7 Construction. This Sublease constitutes a contract made under and shall be construed in accordance with and governed by the laws of the State of Tennessee.

     Article 33.8 Time of Essence. Time is of the essence with regard to each and every provision of this Sublease.

     Article 33.9 Nature of Commitment. With respect to the Sublease and the amounts owed by the Sublessee to the Sublessor, the Sublessor's obligations under the Sublease shall be deemed to be pursuant to a contract to make a loan or extend debt financing or financial accommodations to or for the benefit of the Sublessee within the meaning of the Bankruptcy Act of the United States, 11 U.S.C. section 101 et seq.

     Article 33.10 Disclosures. Every reference in this Sublease to disclosures of the Sublessee to the Sublessor in writing (except the Financial Statements), to the extent that such references refer or are intended to refer to disclosures at or prior to the execution of this Sublease, shall be deemed strictly to refer only to written disclosures delivered to the Sublessor concurrently with the execution hereof. It is the intention of the parties that such disclosures are to be limited to those presented in an orderly manner at the time of entering into this Sublease and are not to be deemed to include expressly or impliedly any disclosures which may previously have been delivered from time to time to the Sublessor, except to the extent that such previous disclosures are again presented to the Sublessor in writing concurrently with the execution hereof.


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     Article 33.11 Indemnification. In consideration of the execution and delivery of this Sublease by the Sublessor, the Sublessee hereby indemnifies, exonerates the Sublessor and each of the Sublessor's respective officers, directors, employees, attorneys, and agents (collectively the "Sublessor Parties" and, individually, a "Sublessor Party") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities, damages, and expenses actually incurred in connection therewith (irrespective of whether such Sublessor Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys fees and disbursements (the "Indemnified Liabilities"), incurred by the Sublessor Parties or any of them as a result of, or arising out of, or relating to, or as a direct or indirect result of any violation of this Sublease and/or any damage related to the Premises related to the Sublessee's use and/or occupancy thereof, except for any such Indemnified Liabilities arising for the account of a particular Sublessor Party solely by reason of such Sublessor Party's willful misconduct or breach by such Sublessor Party of its obligations under this Sublease, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, Sublessee hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     Article 33.12 Titles of Articles, Sections and Subsections. All titles or headings to articles, sections, subsections or other divisions of this Sublease, any appendix or appendices, or any exhibit(s) hereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

     Article 33.13 Counterparts. This Sublease may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Article 33.14 Exhibits and Appendices. All Exhibits referred to in this Sublease shall be timely, accurately, and completely furnished to the Sublessor as provided in the appropriate Article or, if not so provided, within ten (10) calendar days of its creation, filing, or dissemination. The exhibits and appendices attached to this Sublease are incorporated herein and shall be considered a part of this Sublease.

     Article 33.15 Computations. Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purpose of this Sublease, such determination or calculation shall, to the extent applicable and except as otherwise specified in this Sublease, be made in accordance with generally accepted accounting principles applied on a consolidated basis consistent with those at the time in effect as at the date of this Sublease.

     Article 33.16 Sublessor's Discretion or Judgment. Where this Sublease requires or permits the Sublessor to exercise its discretion or judgment, the parties agree that the Sublessor is authorized, permitted and expected to exercise such discretion or judgment with a view toward protecting its rights in the Premises, in the Collateral, in this Sublease, and in the Lease, as well as in obtaining full and timely repayment and performance of all Secured Indebtedness.

     Article 33.17 Jurisdiction and Venue. This Sublease was executed by the Sublessor in Nashville, Davidson County, Tennessee, and all payments are due at the Sublessor's address. Any dispute arising hereunder shall be litigated in a forum located in such County and State.

     Article 33.18 No Third Party Beneficiary. This Sublease is for the sole benefit of the Sublessor and the Sublessee and it is not for the benefit of any other Person or third party except as provided herein for enforcement of certain provisions by the Lessor.

     Article 33.19 Mutual Release. With the exception of the indemnity provision contained in this Sublease, upon full and final payment and satisfaction of the rentals and other parts of the Secured Indebtedness, the parties shall thereupon automatically each be fully, finally and forever released and discharged from any further claim, liability or obligation in connection with this


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

Sublease, except that the Sublessee shall remain fully and completely liable for any amounts that must be returned, surrendered, or otherwise disgorged (as a preference or otherwise) pursuant to any bankruptcy or insolvency provision.

     Article 33.20 Costs, Expenses and Taxes. The Sublessee agrees to pay on demand all out-of-pocket costs and expenses of the Sublessor (including the reasonable fees and out-of-pocket expenses of counsel for the Sublessor in connection with the monitoring, administration, enforcement, and/or protection of this Sublease, all Collateral, the Premises, and/or the Leased Space). All obligations provided for in this Article shall survive any termination of this Sublease.

     Article 33.21 Representations and Warranties of Sublessee. The Sublessee represents and warrants to the Sublessor, as an inducement to the Sublessor to enter into this Sublease, that the Sublessee is a duly formed Tennessee limited liability company, that Joe Dougherty has been authorized to sign the same, and that the Sublessor is not insolvent and will not be rendered insolvent by the execution or performance hereof.

     Article 33.22 Access, Gates Etc. The Sublessee acknowledges and agrees that the Sublessor is authorized to install and enforce such space restrictions, doors, gates and access restrictions as it deems reasonable and prudent to safeguard its commercial banking operations, customers, employees, and others.

           BY THEIR SIGNATURES BELOW, ALL OF THE PARTIES HERETO, AFTER
             CONSULTATION WITH COUNSEL, HEREBY KNOWINGLY WAIVE THEIR
          RIGHTS TO A TRIAL BY JURY AND CONSENT TO A TRIAL TO THE COURT
             SITTING WITHOUT A JURY, SUCH MUTUAL WAIVER HAVING BEEN
           BARGAINED FOR BY THE PARTIES AND A MUTUAL INDUCEMENT TO THE
                      PARTIES TO ENTER INTO THIS SUBLEASE.

     DATED TO BE EFFECTIVE, UPON SATISFACTION OF ALL TERMS AND CONDITIONS, THE 1ST DAY OF AUGUST, 1996.

                                        JOE'S COFFEE, LLC, SUBLESSEE

                                        /s/ Joe Dougherty
                                        -------------------------------------
                                        Joe Dougherty, as President of Joe's
                                        Coffee, LLC, AND Individually

                                        THE BANK OF NASHVILLE, SUBLESSOR

                                        /s/ Mack S. Linebaugh, Jr.
                                        -------------------------------------
                                        Mack S. Linebaugh, Jr.
                                        Chairman and CEO

        CONSENT AND AGREEMENT OF THE COOK'S NOOK, INC. AND JOE DOUGHERTY

     The Cook's Nook, Inc. and Joe Dougherty hereby agree and consent to the termination of the Cook's Nook, Inc.'s lease at the Glendale Shopping Center and agree to pay all amounts due under the said Lease and/or owed to The Bank of Nashville. The Bank of Nashville agrees to pay, upon execution hereof, the amounts specified in the letter of intent dated August 1, 1996 between The Bank of Nashville and Joe's Coffee, LLC and The Cook's Nook, Inc. The Cook's Nook, Inc. and Joe Dougherty hereby agree that The Bank of Nashville may lease the space subject to the current Cook's Nook, Inc. lease being terminated hereby and consent thereto.

     This 5th day of September, 1996.

                                        /s/ Joe Dougherty
                                        -----------------------------
                                        Joe Dougherty, President, for
                                        The Cook's Nook, Inc., AND
                                        For Himself Personally

                           AGREEMENT OF JOE DOUGHERTY
     Joe Dougherty, as owner of The Cook's Nook, Inc. and of Joe's Coffee, LLC, consents hereto and, further, hereby unconditionally and irrevocably guarantees payment and performance of the Secured Indebtedness and all other obligations set forth in the Sublease.

                                        /s/ Joe Dougherty
                                        -----------------------------
                                        Joe Dougherty, Individually

                     [NOTARIES FOLLOW ON SUCCEEDING PAGE(S)]

                                 ACKNOWLEDGMENTS

 STATE OF TENNESSEE )
 COUNTY OF DAVIDSON )

     Before me, the undersigned Notary Public of the state and county aforesaid, personally appeared JOE DOUGHERTY, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence and who, upon oath, acknowledged himself to be Chief Manager (or other officer authorized to execute the instrument) of JOE'S COFFEE, LLC, the within name bargainer, a Tennessee limited liability company, and that he as such Chief Manager executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by himself as Chief Manager.

     Witness my hand and seal, at office in Nashville, this the 5th day of September, 1996.

                                        /s/ Daniel W. Small
                                        -----------------------------
                                        Notary Public

My Commission Expires: 1-20-99

STATE OF TENNESSEE )
COUNTY OF DAVIDSON )

     Before me, the undersigned Notary Public of the state and county aforesaid, personally appeared JOE DOUGHERTY with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence and who, upon oath, acknowledged himself to be President (or other officer authorized to execute the instrument) of THE COOK'S NOOK, INC., the within name bargainer, a Tennessee business corporation, and that he as such President executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by himself as President.


     Witness my hand and seal, at office in Nashville, Tennessee, this the 5th day of September, 1996.

                                        /s/ Daniel W. Small
                                        -----------------------------
                                        Notary Public

My Commission Expires: 1-20-99

STATE OF TENNESSEE )
COUNTY OF DAVIDSON )

     Before me, the undersigned Notary Public of the state and county aforesaid, personally appeared MACK S. LINEBAUGH, JR., with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence and who, upon oath, acknowledged himself to be Chairman (or other officer authorized to execute the instrument) of THE BANK OF NASHVILLE, the within name bargainor, a Tennessee Banking Corporation, and that he as such Chairman executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by himself as Chairman.

     Witness my hand and seal, at office in Nashville, Tennessee, this the 5th day of September, 1996.

                                        /s/ Daniel W. Small
                                        -----------------------------
                                        Notary Public

My Commission Expires: 1-20-99

STATE OF TENNESSEE )
COUNTY OF DAVIDSON )

     Before me, the undersigned Notary Public of the state and county aforesaid, personally appeared JOE DOUGHERTY, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence and who acknowledged that he executed the within instrument for the purposes herein contained.

     Witness my hand and seal, at office in Nashville, Tennessee, this the 5th day of September, 1996.

                                        /s/ Daniel W. Small
                                        -----------------------------
                                        Notary Public

My Commission Expires: 1-20-99

                                   EXHIBIT "D"

                              RULES AND REGULATIONS

     The following Rules and Regulations apply to the Sublease of Commercial Space between The Bank of Nashville and Joe's Coffee, LLC, in respect of the Glendale Shopping Center, 3770 Hillsboro Road, Nashville, Tennessee. Terms used in such Sublease shall be understood to apply herein and, unless other defined herein, capitalized terms shall be understood to have the same meanings as are ascribed to them in the Sublease.

     RULE 1. No sign, picture, advertisement, or notice shall be displayed, inscribed, painted, or affixed, on any part of the outside or inside of the building in which the Premises are located ("Building"), or on or about the Premises, except as expressly permitted in the Sublease between The Bank of Nashville, as Sublessor, and JOE'S COFFEE, LLC, as Sublessee, and then only of such color, size, style and materials as shall be first specified by the Lessor or the Sublessor in a writing attached or appended to this Sublease. No "For Rent" signs shall be displayed by Sublessee and no showcases, or obstructions, signs, flags, barber poles, statuary, or any advertising device of any kind whatever shall be placed in front of Building or in the passageways, halls, lobbies, or corridors thereof by Sublessee; and Sublessor reserves the right to remove all such showcases, obstructions, signs, flags, barber poles, statuary or advertising devices and all signs other than those provided for, without notice to Sublessee and at its expense.

     RULE 2. Sublessee shall not without Sublessor's written consent put up or operate any steam engine, boiler, machinery, stove or other devise upon the Premises, or carry on any mechanical business thereof, or do any cooking thereon, or use or allow to be used upon the Premises oil, burning fluids, camphene, kerosene for heating, warming or lighting, or anything (except gas or incandescent electric lights, and those only of such company or companies as may be supplying the Building) for illuminating the Premises. No article deemed unreasonably hazardous by the Sublessor or the Lessor (including, without limitation, explosives and triggering devices) shall be brought into or near the Premises. The Sublessor will not withhold unreasonably its consent to appliances for the proposed coffee shop.

     RULE 3. No additional locks shall be placed upon any doors of the Premises. Upon the termination of the Lease, the Sublessee shall surrender to Sublessor all keys to the Premises.

     RULE 4. The Sublessor's executive officers, engineers, maintenance and planning personnel, attorneys, auditors and examiners shall have access to, and they are authorized to enter upon and to inspect, the Premises at all times.

     RULE 5. Safes, furniture, boxes or other bulky articles shall be carried up into the Premises only with written consent of Sublessor first obtained, and then only by means of the elevators, by the stairways or through the windows of Building as Sublessor may in writing direct, and at such times and in such manner and by such persons as Sublessor may direct. Safes and other heavy articles shall be placed by Sublessee in such places only as may be first specified in writing by Sublessor, and any damage done to Building or to Sublessee or to other persons taking a safe or other heavy article in or out of the Premises, from overloading a floor, or in any other manner, shall be paid for by Sublessee causing such damage.

     RULE 6. Sublessor will furnish janitor service in the Premises only to the extent generally furnished by Sublessor in the Building in which the Premises are located. Any person employed by Sublessee to do janitor work, shall, while in said Building and outside of said Premises, be subject to and under the control and direction of the space director of the Sublessor as designated from time to time (but not as agent or servant of said Sublessor or of the Lessor).

     Both the Lessor and Sublessor may retain a pass key to the Premises and be allowed admittance thereto at all times to enable its representatives to examine the Premises from time to time.

     RULE 7. Sublessor reserves all vending rights not directly associated with the Sublessee's coffee shop business. There shall be no vending machines of any nature attached to or placed on or near the Premises by the Sublessee.

     RULE 8. Sublessee shall have the nonexclusive right, along with other Sublessees of the Building, to use the parking area located on the land upon which the Building is located, except for portions of the parking area necessary for entrances, exits, driveways, walkways, loading, and unloading areas. Reference is here made to the rules and limitations contained in the Primary Lease and Sublessee agrees to comply with such limitations and rules in all respects and at all times. Sublessor shall have the authority at any time to designate portions of the parking area for exclusive use by certain tenants in the Building, or to regulate the use of the parking areas in general.

     RULE 9. If Sublessee desires telegraphic, telephonic, or other telecommunication connections, or the installation of any other electrical wiring, Sublessor will, upon receiving and consenting to Sublessee's written request, direct the electricians as to where and how the wires are to be introduced and run, and without such directions, no boring, cutting, or installations of wires will be permitted. Such work shall be at the Sublessee's sole cost and expense.

     RULE 10. Sublessee shall not allow anything to be placed against or near the glass in the partitions between the Premises and the halls or corridors of Building, which shall diminish the light in, or prove unsightly from the halls or corridors or from outside. The Sublessee shall at all times maintain all of the Premises and shared common areas clean, safe and attractive and shall not permit any of its customers (or their families or guests) to interfere with the Sublessor's business, employees, customers, visitors or guests.

     RULE 11. No electric current, intended for light or power purposes, shall be used by Sublessee, excepting that furnished or approved by Sublessor; nor shall electric or other wires be brought into the Premises, except upon the written consent and approval of Sublessor.

     RULE 12. Sublessee, when closing his office for business, at any time, shall see that all awnings are pulled up and the windows closed, thus avoiding possible damage from fire, storm, rain, freezing, or other hazards or damages attributable to the elements.

     RULE 13. Sublessee shall not allow anything to be placed on the outside window ledges of the Premises, nor shall anything be thrown by Sublessee, or its employees, out of the windows of Building; nor shall Sublessee or its employees undertake to regulate the thermostats. if any, which control the heat or air conditioning.

     RULE 14. No Sublessee shall have, allow, or authorize admittance into the Building at any times other than operating hours, without the prior written approval of the Building manager.

     RULE 15. Key holders (including all types of "keying" devices such as "security key cards" must obtain written approval from the Sublessor before allowing any other persons to use their keys or similar devices. If any key or other type of security card key holder violates this rule, the Sublessor may immediately repossess that person's key or similar device, and may also void it from the system and/or change the locks at the Sublessee's expense.

     RULE 16 Food Preparation and Service. Sublessee shall be permitted to serve a menu limited to baked and prepared foods and beverages excluding alcoholic beverages.

     RULE 17 Employee Dress and Conduct. Sublessee's employees shall at all times be required to present a clean and well groomed appearance.

     RULE 18 Complaints. All complaints against the Sublessee received by the Sublessor shall be immediately and properly adjusted in a business like manner.

     RULE 19 Permits. Licenses and Approvals. Sublessee shall, and its sole expense, obtain and conspicuously display any and all permits, licenses, or approvals required by any applicable governmental authority for the operation of its business.

     RULE 20 Serviceware. Sublessee shall not use serviceware (cups, plates, trays, paper goods and similar items) which are offensive, or which in any manner detract from or compete with the Sublessor. Upon request, and for reasonably limited periods of time, Sublessee agrees to use serviceware provided by Sublessor bearing the name of, or advertising for, the Sublessor's business, so long as it reasonably follows the design of Sublessee's business.

     RULE 21 Trash. Sublessee shall store its garbage, trash, and other refuse in rat-proof, insect-proof, and odorless containers inside the Premises, and remove the same frequently and regularly and, if directed by the Sublessor, by such means and methods and at such times and intervals as are designated by Sublessor, at all Sublessee's sole cost and expense.

     RULE 22 Hours of Operation. Throughout the term of the Sublease, Sublessee shall continuously conduct in the Premises, with appropriate inventory and staff~ the Permitted Use during Sublessee's posted business hours which shall in any case include the hours of operation of Sublessee's Business.

[These rules and regulations supplement the rules of the Lessor in effect on the date hereof. All of the Sublessor's and Lessor's rules and regulations are subject to change from time to time in the discretion of each such person.]